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                                 EXHIBIT 99.3


                          VOLUNTARY INVESTMENT PLAN




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                           COMMONWEALTH SAVINGS BANK

                           VOLUNTARY INVESTMENT PLAN

           (As Amended and Restated Effective as of January 1, 1994)


                               TABLE OF CONTENTS

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Article I - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.1  "Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2  "Adjustment Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.3  "Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.4  "Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.5  "Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.6  "Bank Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.7  "Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.8  "Commonwealth Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.9  "Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.10  "Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.11  "ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.12  "Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.13  "Leased Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.14  "Limitation Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.15  "Limitation Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.16  "Normal Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.17  "Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.18  "Part-Time Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.19  "Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.20  "Pension Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.21  "Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.22  "Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.23  "Qualified Nonelective Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.24  "Supplemental Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.25  "Supplemental Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.26  "Tax-Sheltered Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.27  "Tax-Sheltered Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.28  "Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.29  "Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.30  "Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.31  "Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Article II - SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         Section 2.1  Hours of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.2  Eligibility Computation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.3  Year of Eligibility Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.4  One-Year Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.5  Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Article III - PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         Section 3.1  Continued Participation of Participants as of December 31, 1988 . . . . . . . . . . . . . . . . . . .   7
         Section 3.2  Eligibility Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.3  Date of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
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                          COMMONWEALTH SAVINGS BANK
                          VOLUNTARY INVESTMENT PLAN

          (As Amended and Restated Effective as of January 1, 1994)










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Article IV - CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

         Section 4.1  Right To Make Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.2  Elective Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.3  Participant Elections Regarding Tax-Sheltered Contributions . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.4  Agreement to Make Tax-Sheltered Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.5  Administrator Alternatives  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.6  Rollover Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.7  Profits Not Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.8  Time of Payment of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.9  Irrevocability of Contributions and Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Article V - LIMITATIONS ON CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 5.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.2  Limitations on Tax-Sheltered Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.3  Qualified Nonelective Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.4  Distribution of Excess Deferral Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.5  Distribution of Excess Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.6  Code Section 415 Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.7  Disposition of Excess Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Article VI - PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Section 6.1  Participants' Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 6.2  Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Article VII - ALLOCATION OF BANK CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         Section 7.1  Allocation to Participants' Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 7.2  Schedule of Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Article VIII - INVESTMENT OF TRUST ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         Section 8.1  Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.2  Apportionment of Participants' Accounts Among Funds . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.3  Application of Investment Directions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.4  Special Rules Concerning the Universal Life Insurance Fund  . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.5  Special Rules Concerning the Commonwealth Common Stock Fund . . . . . . . . . . . . . . . . . . . . .  21

Article IX - VALUATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         Section 9.1  Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 9.2  Quarterly Adjustment of Participants' Accounts in Certificate of Deposit Fund . . . . . . . . . . . .  22
         Section 9.3  Net Value of Participants' Accounts in Certificate of Deposit Fund  . . . . . . . . . . . . . . . . .  22

Article X - BENEFITS AND DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         Section 10.1  Vesting in Tax-Sheltered, Supplemental, and Bank Accounts  . . . . . . . . . . . . . . . . . . . . .  23
         Section 10.2  Form and Valuation of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 10.3  Payment of Benefits upon Normal Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 10.4  Payment of Benefits upon Separation Before Normal Retirement . . . . . . . . . . . . . . . . . . . .  23
         Section 10.5  Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 10.6  Designation of Beneficiary; Spouse's Consent to Nonspouse Beneficiary  . . . . . . . . . . . . . . .  24
         Section 10.7  Requirements Concerning Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
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         Section 10.8  Incapacitated Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Article XI - WITHDRAWALS AND LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         Section 11.1  Withdrawals from Supplemental Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 11.2  Hardship Withdrawals from Tax-Sheltered and Bank Accounts  . . . . . . . . . . . . . . . . . . . . .  26
         Section 11.3  Withdrawals from Tax-Sheltered and Bank Accounts At and After Age 59-1/2 . . . . . . . . . . . . . .  27
         Section 11.4  Time of Withdrawal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.5  Source of Withdrawals from Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 11.6  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 11.7  Valuation of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 11.8  Withdrawals or Loans from Universal Life Insurance Fund  . . . . . . . . . . . . . . . . . . . . . .  31

Article XII - TOP-HEAVY PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

         Section 12.1  Top-Heavy Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 12.2  Top-Heavy Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Article XIII - NONALIENATION OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         Section 13.1  No Alienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

Article XIV - ALLOCATION OF FIDUCIARY RESPONSIBILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

         Section 14.1  Allocation of Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 14.2  No Joint Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 14.3  Co-Fiduciary Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 14.4  Employment of Advisors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 14.5  Standards of Fiduciary Conduct . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

Article XV - THE ADMINISTRATOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         Section 15.1  Appointment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 15.2  Responsibilities of Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 15.3  Plan Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 15.4  Benefit Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 15.5  Funding Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 15.6  Discretionary Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 15.7  Contracting for Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 15.8  Delegation of Administrative Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Article XVI - THE TRUSTEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         Section 16.1  Trust Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 16.2  Investment Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 16.3  Benefit Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 16.4  Removal and Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Article XVII - PLAN AMENDMENT, MERGER, CONSOLIDATION,
               OR TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

         Section 17.1  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 17.2  Merger or Transfer of Assets or Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 17.3  Discontinuance of Contributions or Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
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Article XVIII - RELATING TO THE PARTICIPATING EMPLOYERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

         Section 18.1  Action by Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 18.2  Participating Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

Article XIX - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

         Section 19.1  Application of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 19.2  Undivided Interest in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 19.3  No Right to Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 19.4  Plan Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 19.5  Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 19.6  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 19.7  Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

Article XX - DIRECT ROLLOVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

         Section 20.1  Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 20.2  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
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


                           COMMONWEALTH SAVINGS BANK

                           VOLUNTARY INVESTMENT PLAN

           (As Amended and Restated Effective as of January 1, 1994)


                 WHEREAS, Commonwealth Federal Savings and Loan Association adopted the Commonwealth Federal Savings and Loan Association Voluntary
Investment Plan effective January 1, 1966; and

                 WHEREAS, the Plan was subsequently amended and restated from time to time and was most recently amended and restated effective January 1, 1989 to make certain changes to the Plan, including (i) changes required by the Tax Reform Act of 1986 and other recent legislation and regulations and (ii) a change to the name of the Plan to reflect the March 1, 1990 renaming of Commonwealth Federal Savings and Loan Association as "Commonwealth Federal
Savings Bank"; and

                 WHEREAS, Commonwealth Federal Savings Bank was renamed
"Commonwealth Savings Bank" (the "Bank") effective July 1, 1994; and

                 WHEREAS, the Bank desires to make certain changes to the Plan and to incorporate certain interim amendments, including (i) changes required by the Omnibus Budget Reconciliation Act of 1993 and (ii) a change to the name of Plan to reflect the new name of the Bank.

                 NOW, THEREFORE, effective January 1, 1994, (except as otherwise specifically provided herein) and subject to approval by the District
Director of Internal Revenue, the Bank hereby amends and restates the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan") in its entirety as follows:

                                   Article I

                                  DEFINITIONS

                 The following words and phrases, as used herein, shall have the following meanings unless the context clearly indicates otherwise:

                 Section 1.1 "Accrued Benefit" shall mean the total of the amounts credited to a Participant's Tax-Sheltered Account, Supplemental
Account, and Bank Account.

                 Section 1.2 "Adjustment Factor" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code
Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

                 Section 1.3 "Administrator" shall mean the person, persons, or entity appointed to administer the Plan in accordance with the provisions of
Section 15.1.

                 Section 1.4 "Affiliate" shall mean any corporation which is a member of a controlled group of corporations (within the meaning of Code
Section 414(b)) of which the Bank is a member; any other trade or business which is under common control (within the meaning of Code Section 414(c)) with the Bank; any trade or business which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Bank is a member; and any other entity required to be aggregated with the Bank pursuant to regulations under Code Section 414(o).






For purposes of applying Code Section 414(b) and Section 414(c) to the limitations on benefits set forth in Section 5.6, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).

                 Section 1.5 "Bank" shall mean on and before June 30, 1994, Commonwealth Federal Savings Bank, a corporation organized and existing under the laws of the United States of America, and its Affiliates which have adopted the Plan, and their successor or successors. Effective July 1, 1994, "Bank" shall mean Commonwealth Savings Bank, and its Affiliate which have adopted the Plan, and their successor or successors.

                 Section 1.6 "Bank Account" shall mean the account established and maintained pursuant to Section 6.2 to hold certain contributions made by the Bank on behalf of a Participant prior to January 1, 1986, and forfeitures allocated to the account prior to January 1, 1986.

                 Section 1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 Section 1.8 "Commonwealth Stock" shall mean the common stock of the Bank.

                 Section 1.9 "Compensation" shall mean the total wages or salary actually payable to an Employee by the Bank for any period (prior to any reduction for Tax-Sheltered Contributions under the Plan or for contributions made by salary reduction, pursuant to the Participant's election, to a cafeteria plan maintained by the Bank under Code Section 125(c)), including bonus, overtime, incentive, or other extra pay; provided, however, that "Compensation" shall exclude all bonuses paid on or after January 1, 1990, including bonuses paid under the Management by Objective Program. In addition, with respect to Plan Years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of any Participant taken into account under the Plan shall not exceed $200,000 multiplied by the Adjustment Factor. For Plan Years beginning on and after January 1, 1994, Compensation of any Participant taken into account under the Plan shall not exceed $150,000 multiplied by the Adjustment Factor. In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the above limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this
Section 1.9 prior to the application of the limitation.

                 Section 1.10 "Employee" shall mean any person who is directly or indirectly compensated for services as an employee of the Bank or an Affiliate, and shall include any Leased Employee.

                 Section 1.11 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                 Section 1.12 "Fund" shall mean any of the funds established for the investment of Plan assets pursuant to Section 8.1.

                 Section 1.13 "Leased Employee" shall mean a leased employee of the Bank or an Affiliate within the meaning of Code Section 414(n)(2). Notwithstanding the foregoing, if all such leased employees constitute less than 20 percent of the nonhighly compensated work force (within the meaning of Code Section 414(n)(5)(C)(ii)) of the Bank and the Affiliates, the term "Leased Employee" shall not include any leased employee covered by a plan described in Code
Section 414(n)(5).

                 Section 1.14 "Limitation Compensation" shall mean compensation as defined in Treas. Reg. Section 1.415-2(d)(1) and Section 1.415-2(d)(2) actually paid or made available during a specified period.

                 Section 1.15  "Limitation Year" shall mean the Plan Year.

                 Section 1.16  "Normal Retirement Age" shall mean:

                          (a)     age 62, in the case of an Employee who
commenced employment with the Bank or an Affiliate before January 1, 1980; and

                          (b)     age 65, in the case of an Employee who
commences employment with the Bank or an Affiliate after December 31, 1979.

                 Section 1.17 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date on which a Participant attains his Normal Retirement Age.

                 Section 1.18 "Part-Time Employee" shall mean an Employee who is scheduled to work less than 37-1/2 hours per week.

                 Section 1.19 "Participant" shall mean an Employee who has met the requirements for participation set forth in Article III and has begun to participate in the Plan.

                 Section 1.20 "Pension Plan" shall mean the Commonwealth Savings Bank Pension Plan (formerly named the "Commonwealth Federal Savings Bank Pension Plan") as in effect from time to time.

                 Section 1.21 "Plan" shall mean the Commonwealth Savings Bank Voluntary Investment Plan (formerly named the "Commonwealth Federal Savings Bank Voluntary Investment Plan") as set forth herein and as it may be amended from time to time.

                 Section 1.22 "Plan Year" shall mean a period of 12 consecutive calendar months beginning on January 1 of each year.

                 Section 1.23 "Qualified Nonelective Contributions" shall mean those contributions made by the Bank pursuant to Section 5.3.

                 Section 1.24 "Supplemental Account" shall mean the account established and maintained pursuant to Section 6.2 to which the Supplemental Contributions made by a Participant prior to January 1, 1987 are allocated.

                 Section 1.25 "Supplemental Contributions" shall mean those after-tax contributions made by a Participant prior to January 1, 1987.

                 Section 1.26 "Tax-Sheltered Account" shall mean the account established and maintained pursuant to Section 6.2 to which the Tax- Sheltered Contributions made by the Bank on behalf of a Participant are allocated.

                 Section 1.27 "Tax-Sheltered Contributions" shall mean those contributions made by the Bank on behalf of a Participant at the Participant's election pursuant to Section 4.2(a).

                 Section 1.28 "Trust" shall mean the trust maintained pursuant to this Plan, to which contributions shall be made and from which benefit payments shall be made in accordance with the terms of the Plan.

                 Section 1.29 "Trust Agreement" shall mean the Commonwealth Federal Savings Bank Voluntary Investment Plan Trust Agreement, entered into effective January 1, 1989, and as such Agreement may be amended from time to time.

                 Section 1.30 "Trustees" shall mean the individuals named in the Trust Agreement to continue the Trust under the Plan, and any duly appointed additional or successor Trustee or Trustees acting thereunder.

                 Section 1.31 "Valuation Date" shall mean the last business day of each calendar quarter and, for purposes of Section 8.2(c), May 31, 1993.

                                   Article II

                                    SERVICE

                 Section 2.1  Hours of Service.

                          (a)     "Hours of Service" shall be determined from
records maintained by the Bank or Affiliate and shall include the following:

                                  (1)      Each hour for which an Employee is
                 directly or indirectly paid, or entitled to payment, by the Bank or an Affiliate for the performance of duties.

                                  (2)      Each hour for which an Employee is
                 directly or indirectly paid, or entitled to payment, by the Bank or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence.

                                  (3)      Each hour for which back pay
                 (irrespective of mitigation of damages) is either awarded or agreed to by the Bank or an Affiliate, provided that the same Hours of Service shall not be credited under paragraph (1) or paragraph (2) and under this paragraph (3).

                          (b)     In the case of a payment which is made or due
on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under subsection (a)(2), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in subsection (a)(2), the number of Hours of Service to be credited shall be determined in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR Section 2530.200b-2(b).

                          (c)     Hours of Service described in subsection (a)
shall be credited to Eligibility Computation Periods in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR Section 2530.200b-2(c).

                          (d)     Notwithstanding the foregoing provisions of
this Section 2.1:

                                  (1)      In no event shall the number of
                 credited Hours of Service attributable to a single continuous period (whether or not such period occurs in a single Eligibility Computation Period) for which no duties are performed exceed 1,000 Hours of Service.

                                  (2)      An Hour of Service shall not be
                 credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by such Employee.

                                  (3) The term "Hour of Service" shall not include any hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with workers' compensation, unemployment compensation, or disability insurance laws.

                          (e)     Solely for purposes of determining whether an
Employee has incurred a One-Year Break in Service, the term "Hour of Service" shall also include the following hours:

                                  (1)      Each hour credited on the basis of
                 40 Hours of Service per week or eight Hours of Service per working day during which an Employee is on an uncompensated leave of absence not in excess of two years, authorized by the Bank under its standard personnel practices, provided such Employee resumes employment with the Bank upon the expiration of such leave.

                                  (2) For absences from work for maternity or paternity reasons, each Hour of Service which would otherwise have been credited to an Employee but for such absence, or, in any case in which such Hours of Service cannot be determined, eight Hours of Service per day of such absence. The total number of hours treated as Hours of Service under this paragraph (2) for any absence from work for maternity or paternity reasons, when aggregated with any hours credited under any other provision of this Section 2.1 which relate to the same absence, shall not exceed 501. An absence from work for maternity or paternity reasons means a continuous absence:

                                        (A)     by reason of the pregnancy of
                          the Employee;

                                        (B)     by reason of the birth of a
                          child of the Employee;

                                        (C)     by reason of the placement of a
                          child with the Employee in connection with the adoption of such child by such Employee; or

                                        (D)     for purposes of caring for such
                          child for a period beginning immediately following such birth or placement.

                 The Hours of Service credited under this paragraph (2) shall be credited (i) in the Eligibility Computation Period in which the absence begins, if the crediting is necessary to prevent a One-

                 Year Break in Service in such Eligibility Computation Period, or (ii) in all other cases, in the following Eligibility Computation Period.

                          (f)     In the case of an Employee for whom the Bank
or Affiliate does not maintain records of his hours worked and hours for which payment is made or due, the number of Hours of Service to be credited to such Employee in an Eligibility Computation Period shall be determined on the basis of periods of employment, which shall be the payroll periods of the Bank or Affiliate applicable to such Employee. An Employee shall be credited with a number of Hours of Service, determined in accordance with the following table, for each of his payroll periods in which he actually has at least one Hour of
Service:

                 Payroll Period            Hours of Service Credited
                 --------------            -------------------------
                 Weekly                                      45
                 Semimonthly                                 95
                 Monthly                                    190

                          (g)     Except as otherwise expressly provided in the
Plan or required by law or regulation, an Employee shall receive credit for his Hours of Service with an Affiliate for purposes of determining his Years of Eligibility Service, and shall receive such credit only to the extent that such Hours are during the period that the employer for whom the services are performed is an Affiliate. Subject to the limitations of the preceding sentence, the number of Hours of Service to be credited to an Employee on account of a period of service with an Affiliate shall be determined in accordance with the other provisions of this Section 2.1.

                          (h)     If an Employee has a leave of absence for
service on active duty in the armed forces of the United States, he shall, upon his return, receive, in addition to the credit for Hours of Service to which he is entitled under subsections (a) through (g), such other credit as may be prescribed by Federal laws relating to military service and veterans' reemployment rights.

                 Section 2.2 Eligibility Computation Period. An Employee's initial "Eligibility Computation Period" shall be the 12-consecutive-month period beginning on the date such Employee first completes an Hour of Service. The Employee's second Eligibility Computation Period shall be the Plan Year which includes the first anniversary of the date on which he first completes an Hour of Service, and his subsequent Eligibility Computation Periods shall be the succeeding Plan Years. If an Employee incurs a One-Year Break in Service, his Eligibility Computation Periods shall thereafter be determined as provided in the preceding two sentences, measuring from the date on which he first completes an Hour of Service following such One-Year Break in Service.

                 Section 2.3  Year of Eligibility Service.

                          (a)     An Employee shall be considered to have
completed a "Year of Eligibility Service" in any Eligibility Computation Period in which he completes 1,000 or more Hours of Service. Such Year of Eligibility Service shall be credited to such Employee at the end of such Eligibility Computation Period, whether or not the Employee is still employed by the Bank or an Affiliate.

                          (b)     If an Employee incurs a One-Year Break in
Service and then completes an Hour of Service, his Years of Eligibility Service completed prior to such Break shall be credited to the Employee. Such Employee shall participate in the Plan as of the date on which he completes such Hour of Service if on that date he meets the eligibility requirements set forth in
Section 3.2 (taking into account his Years of Eligibility Service prior to such Break).

                 Section 2.4 One-Year Break in Service. An Employee shall be considered to have incurred a "One-Year Break in Service" for eligibility purposes in any Eligibility Computation Period in which he completes not more than 500 Hours of Service.

                 Section 2.5  Transfers.

                          (a)     Transfer from Covered Employment.  If a
Participant is transferred from employment with the Bank covered under the Plan to employment with the Bank not covered under the Plan or to employment with an Affiliate which has not adopted the Plan, he shall not thereby incur a One-Year Break in Service, and his subsequent Years of Eligibility Service shall be taken into account for purposes of eligibility; but he may not elect to have the Bank make Tax-Sheltered Contributions on his behalf after the transfer, unless he subsequently returns to covered employment. Notwithstanding the preceding sentence, a Participant who transfers to an employment status with the Bank where he is a Part-Time Employee (and therefore not eligible for participation in the Plan pursuant to Section 3.2) may elect to have the Bank continue to make Tax-Sheltered Contributions on his behalf after his transfer for the remainder of the Plan Year in which the transfer occurs, but not thereafter.

                          (b)     Transfer to Covered Employment.  If an
Employee is transferred from employment with the Bank not covered under the Plan or from employment with an Affiliate which has not adopted the Plan to employment with the Bank covered under the Plan, his Years of Eligibility Service prior to the transfer shall be taken into account for purposes of eligibility. If such Employee satisfies the eligibility requirements of
Section 3.2 upon his transfer to employment with the Bank covered under the Plan, he shall become a Participant as of the January 1 or July 1 following such transfer.

                                  Article III

                                 PARTICIPATION

                 Section 3.1 Continued Participation of Participants as of December 31, 1988. Any Employee of the Bank who was a Participant as of December 31, 1988, shall continue to participate in the Plan as of January 1, 1989 (provided he has not been transferred to employment not covered under the Plan).

                 Section 3.2 Eligibility Requirements. Any other Employee of the Bank (except for any Part-Time Employee or Leased Employee) shall be eligible to participate in the Plan in accordance with the following rules:

                          (a)     An Employee who first completes an Hour of
Service for the Bank on or after the date on which he attains age 30 but before July 1, 1989, shall be eligible to commence participation in the Plan under
Section 3.3 without meeting any service requirement.

                          (b)     Effective December 31, 1988, an Employee not
described in subsection (a) shall be eligible to commence participation in the Plan under Section 3.3 when he has both attained age 21 and completed one Year of Eligibility Service.

                 Section 3.3 Date of Participation. An Employee shall become a Participant as of the January 1 or July 1 next following his attainment of eligibility under Section 3.2, provided he is an Employee of the Bank on the applicable January 1 or July 1 and has not been transferred to employment not covered under the Plan.


                                   Article IV

                                 CONTRIBUTIONS

                 Section 4.1 Right To Make Contributions. Except as otherwise specifically provided in the Plan, a Participant may make Tax-Sheltered Contributions under the Plan during any period when he is an Employee of the Bank.

                 Section 4.2  Elective Contributions.

                          (a)     Tax-Sheltered Contributions.  A Participant
may elect to have the Bank make Tax-Sheltered Contributions on his behalf in any whole percentage amount from one to 15 percent, inclusive, of his Compensation; provided, however, that the total Tax-Sheltered Contributions on behalf of a Participant shall in no event exceed any of the limitations set forth in Article V.

                          (b)     Supplemental Contributions.  Effective
January 1, 1987, no Supplemental Contributions shall be permitted under the Plan.

                 Section 4.3 Participant Elections Regarding Tax-Sheltered Contributions.

                          (a)     Elections Regarding Tax-Sheltered
Contributions. A Participant's Tax-Sheltered Contributions shall be made by salary reduction in accordance with Section 4.4.

                          (b)     Discontinuance of or Change in Percentage of
Tax-Sheltered Contributions. A Participant may (i) discontinue his Tax-Sheltered Contributions as of the first payroll period beginning on or after the date an appropriate written notice of such discontinuance is received by the Administrator, or (ii) change the percentage of his Tax-Sheltered Contributions as of the first payroll period beginning on or after any January 1, April 1, July 1 or October 1.

                          (c)     Date of Election, Change, or Discontinuance.
Any election or change under this Section 4.3 shall be made by filing an appropriate written notice with the Administrator no later than the December 15, March 15, June 15 or September 15, respectively, which immediately precedes the payroll period in which the election or change is to become effective. Any discontinuance under this Section 4.3 shall be made by filing an appropriate written notice with the Administrator prior to the payroll period in which the discontinuance is to become effective.

                 Section 4.4 Agreement to Make Tax-Sheltered Contributions. A Participant's Tax-Sheltered Contributions shall be made pursuant to a salary reduction agreement, which shall be a legally binding agreement, in a form prescribed by the Administrator, whereby the Participant agrees to reduce the Compensation otherwise payable to him thereafter, and whereby the Bank agrees to contribute the amount of the reduction for any payroll period to the Trust on behalf of the Participant.

                 The Participant's salary reduction agreement shall provide that if the Administrator determines that all or any part of the amount elected by the Participant as a Tax-Sheltered Contribution may not be contributed to the Trust because of the limitations set forth in Article V, the Bank shall not be required to make such contributions to the Trust, and instead shall pay the amount which is not contributed directly to the Participant as additional taxable Compensation.

                 A Participant may amend or terminate his salary reduction agreement with respect to Compensation not yet earned, as provided in Section
4.3. A Participant who has terminated his salary reduction agreement may be permitted, in accordance with uniform and nondiscriminatory rules prescribed by the Administrator, to enter into a new salary reduction agreement.

                 If a Participant is transferred to employment with the Bank or an Affiliate which is not covered by the Plan, or if he separates from service, his salary reduction agreement shall automatically terminate, except as provided in Section 2.5(a).

                 Section 4.5 Administrator Alternatives. The Administrator shall periodically monitor the level of Participants' Tax-Sheltered Contributions to ensure against a violation of the limitations of Article V. If the Administrator determines that on the basis of current levels of Tax-Sheltered Contributions the limitations of Article V would be violated for any Plan Year, the Administrator shall make such adjustments for the remainder of such Plan Year in the percentage of one or more Participants' Compensation which can be designated as Tax-Sheltered Contributions as the Administrator in its discretion deems necessary to prevent such a violation.

                 Section 4.6 Rollover Contributions. No rollover contributions shall be permitted under the Plan.

                 Section 4.7 Profits Not Required. The Bank shall make all Tax-Sheltered Contributions and Qualified Nonelective Contributions (if any) without regard to its current or accumulated earnings and profits. The Plan continues to be a profit-sharing plan under Code Section 401(a)(27).

                 Section 4.8 Time of Payment of Contributions. The Bank shall make payment of Tax-Sheltered Contributions to the Trust on a biweekly basis, and shall make payment of Qualified Nonelective Contributions (if any) to the Trust no later than the due date (including extensions of time) for filing the Bank's Federal income tax return for its taxable year coincident with the Plan Year.

                 Section 4.9  Irrevocability of Contributions and Exceptions.

                          (a)     Irrevocability and Exclusive Benefit.  Except
as provided in subsection (b), all Bank contributions to the Trust shall be irrevocable, and neither such contributions nor any income therefrom shall be used for any purpose other than the exclusive benefit of Participants or their beneficiaries under the Plan.

                          (b)     Circumstances of Return of Contributions.
Contributions to the Trust may be refunded to the Bank, to the extent such refunds do not, in themselves, deprive the Plan of its qualified status, under the following circumstances and subject to the following limitations:

                                  (1)      To the extent that a Federal income
                 tax deduction is claimed by the Bank for any contribution and is disallowed by the Internal Revenue Service, the Trustees shall refund to the Bank the amount so disallowed within one year of the date of such disallowance upon presentation of evidence of disallowance and a demand by the Bank for such refund.

                                  (2)      In the case of a Bank contribution
                 which is made, in whole or in part, by reason of a mistake of fact (as, for example, incorrect information as to the eligibility or Compensation of a Participant, or a mathematical error), so much of such contribution as is attributable to the mistake of fact shall be returned to the Bank on demand, upon presentation to the Trustees of evidence of the mistake of fact and calculation as to the impact of such mistake. Demand and repayment must be effected within one year after the date of payment of the contribution to which the mistake applies.

                          (c)     Rules for Refunds.  The amount which may be
returned to the Bank is the excess of (i) the amount contributed over (ii) the amount which would have been contributed had there not occurred a disallowance of deduction or mistake of fact (the "excess contribution"). Earnings attributable to the excess contribution shall not be returned to the Bank, but losses attributable thereto shall reduce the amount to be returned. If the return of the amount of the excess contribution would cause the amount in the account of any Participant to be reduced to less than the balance which would have been in the account had the excess contribution not been made, the amount to be returned to the Bank shall be limited to the extent necessary to avoid such reduction. All refunds under this Section 4.9 shall additionally be limited in amount, circumstance, and timing to the provisions of ERISA Section 403(c).


                                   Article V

                          LIMITATIONS ON CONTRIBUTIONS

                 The provisions of this Article V shall apply to Plan Years beginning after December 31, 1986, except as otherwise specifically provided.

                 Section 5.1 Definitions. The following definitions shall apply for purposes of this Article V:

                          (a)     "Actual Deferral Percentage" shall mean the
ratio (expressed as a percentage) of Tax-Sheltered Contributions on behalf of an Eligible Participant for the Plan Year to such Eligible Participant's Testing Compensation for such Plan Year. For Plan Years which begin after December 31, 1988, Actual Deferral Percentages shall be calculated to the nearest 1/100 of one percent. For purposes of determining an Eligible Participant's Actual Deferral Percentage, the Qualified Nonelective Contributions (if any) made with respect to such Eligible Participant shall be treated as Tax-Sheltered Contributions, provided the requirements of Treas. Reg. Section 1.401(k)-1(b)(5) are satisfied.

                          (b)     "Average Actual Deferral Percentage" shall
mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group. For Plan Years which begin after December 31, 1988, Average Actual Deferral Percentages shall be calculated to the nearest 1/100 of one percent.

                          (c)     "Determination Year" shall mean the Plan Year
for which a determination of which Employees are Highly Compensated Employees is being made.

                          (d)     "Eligible Participant" shall mean an Employee
who is authorized under the terms of the Plan to have Tax-Sheltered Contributions made to the Plan on his behalf for the Plan Year.

                          (e)     "Excess Contributions" shall mean the amount
described in Code Section 401(k)(8)(B).

                          (f)     "Excess Deferral Amount" shall mean the
amount of Tax-Sheltered Contributions for a calendar year which the Participant allocates to this Plan pursuant to the claims procedure set forth in Section 5.4(b).

                          (g)     "Family Member" shall mean an Employee who
is, during a particular Determination Year or Look-Back Year, a spouse or lineal ascendant or descendent, or a spouse of a lineal ascendant or descendent, of either:

                                  (1)      a five-percent owner who is an
                 active or former Employee; or

                                  (2) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Testing Compensation paid by the Bank and Affiliates during the applicable year.

                          (h)     "Highly Compensated Employee" shall mean an
individual described in either paragraph (1) or paragraph (2) below.

                                  (1)      Look-Back Year.  An Employee is a
                 Highly Compensated Employee if the Employee performs services during the Determination Year and the Employee:

                                        (A)     was a five-percent owner (as
                          defined in Code Section 416(i)) of the Bank or an Affiliate at any time during the Look-Back Year;

                                        (B)     received "compensation" (as
                          defined in Code Section 414(q)(7)) from the Bank and Affiliates in excess of $75,000, multiplied by the Adjustment Factor, during the Look-Back Year;

                                        (C)     received "compensation" (as
                          defined in Code Section 414(q)(7)) from the Bank and Affiliates in excess of $50,000, multiplied by the Adjustment Factor, during the Look-Back Year, and is a member of the Top-Paid Group for the Look-Back Year; or

                                        (D)     is an Includible Officer during
                          the Look-Back Year.

                                  (2)      Determination Year.  An Employee is
                 a Highly Compensated Employee if the Employee performs services during the Determination Year and the Employee:

                                        (A)     is a five-percent owner at any
                          time during the Determination Year; or

                                        (B)     (i) would be described in
                          paragraph (1)(B), (C), or (D) if "Determination Year" were substituted for "Look-Back Year" each place such term occurs, and (ii) is one of the 100 Employees who receive the greatest "compensation" (as defined in Code Section 414(q)(7)) from the Bank and Affiliates during the Determination Year.

                          (i)     "Includible Officer" shall mean an Employee
who (i) is an officer (within the meaning of Code Section 416(i)) of the Bank or an Affiliate at any time during the Determination Year or Look-Back Year (as applicable) and (ii) receives "compensation" (as defined in Code Section 414(q)(7)) from the Bank and Affiliates during the applicable year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the Determination Year or Look-Back Year begins. No more than 50 Employees (or, if less, the greater of three Employees or ten percent of the Employees) shall be treated as Includible Officers. For purposes of the preceding sentence, Employees described in Code
Section 414(q)(8) shall not be taken into account. When no officer has compensation greater than the amount set forth above, the most highly paid officer shall be treated as an Includible Officer.

                          (j)     "Look-Back Year" shall mean the 12-month
period immediately preceding the Determination Year.

                          (k)     "Non-Highly Compensated Employee" shall mean
an Employee who is neither a Highly Compensated Employee nor a Family Member.

                          (l)     "Testing Compensation" shall mean Limitation
Compensation received while an Eligible Participant plus all amounts that are not currently includible in the Eligible Participant's gross income by reason of the application of Code Section 125, Section 402(a)(8), Section 402(h)(1)(B), or Section 403(b). With respect to Plan Years beginning after December 31, 1988, the "Testing Compensation" of any Eligible Participant for any Plan Year shall not exceed $200,000 multiplied by the Adjustment Factor.
In determining the Testing Compensation of an Eligible Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Eligible Participant and any lineal descendants of the Eligible Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Testing Compensation as determined under this subsection (1) prior to the application of this limitation.

                          (m)     "Top-Paid Group" shall mean the top 20
percent of the Employees when ranked on the basis of Compensation from the Bank and Affiliates during a Determination Year or Look-Back Year (as applicable). Employees described in Code Section 414(q)(8) shall be excluded for purposes of determining the number of employees in the Top-Paid Group.

                 Section 5.2  Limitations on Tax-Sheltered Contributions.

                          (a)     Maximum Amount of Tax-Sheltered
Contributions. No Participant shall be permitted to have Tax-Sheltered Contributions made under this Plan during any calendar year in excess of $7,000 multiplied by the Adjustment Factor.

                          (b)     Average Actual Deferral Percentage.  The
Tax-Sheltered Contributions on behalf of the Eligible Participants shall meet at least one of the following two tests:

                                  (1)      The Average Actual Deferral
                 Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25.

                                  (2)      The Average Actual Deferral
                 Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two percentage points.

                          (c)     Special Rules.

                                  (1)      For purposes of this Section 5.2,
                 the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have elective deferrals allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Bank or an Affiliate shall be determined as if all such elective deferrals were made under a single arrangement.

                                  (2)      If an Eligible Participant who is a
                 Highly Compensated Employee is subject to the family aggregation rules of Code Section 414(q)(6), the combined Actual Deferral Percentage for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Tax-Sheltered Contributions and Testing Compensation of all Family Members who are Eligible Participants and the Family Members shall be disregarded in determining the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees. If an Employee is required to be aggregated as a member of more than one family group, all Eligible Participants who are members of those family groups that include such Employee shall be treated as one family group.

                                  (3)      A Tax-Sheltered Contribution shall
                 be taken into account under subsection (b) for a Plan Year only if it relates to Compensation that would have been received by the Eligible Participant in such Plan Year, but for the Eligible Participant's election to defer a portion of his Compensation under Section 4.2.

                                  (4)      A Tax-Sheltered Contribution shall
                 be taken into account under subsection (b) for a Plan Year only if it is allocated to the Eligible Participant's Tax-Sheltered Account as of a date within such Plan Year. For this purpose, a Tax-Sheltered Contribution shall be considered allocated as of a date within the Plan Year if the allocation is not contingent on participation in the Plan or the performance of services after such date and the Tax-Sheltered Contribution is actually paid to the Trust no later than 12 months after the end of the Plan Year to which such Tax-Sheltered Contribution relates.

                                  (5)      The determination and treatment of
                 the Tax-Sheltered Contributions and Actual Deferral Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 Section 5.3 Qualified Nonelective Contributions. The Bank may make (but shall not be required to make) Qualified Nonelective Contributions on behalf of Non-Highly Compensated Employees. Such Qualified Nonelective Contributions shall be allocated among the Tax-Sheltered Accounts of all Non-Highly Compensated Employees in the proportion that the Testing Compensation received by each such Non-Highly Compensated Employee for the Plan Year bears to the total Testing Compensation received by all Non-Highly Compensated Employees for such Plan Year. Qualified Nonelective Contributions (and earnings thereon) may not be withdrawn on account of hardship under
Section 11.2.

                 Section 5.4  Distribution of Excess Deferral Amounts.

                          (a)     In General.  Notwithstanding any other
provision of the Plan, Excess Deferral Amounts, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15, 1988, and each April 15 thereafter, to Participants who claim allocable Excess Deferral Amounts for the preceding calendar year.

                          (b)     Claims.  A Participant's claim shall be in
writing; shall be submitted to the Administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such Excess Deferral Amount is not distributed, it, when added to amounts deferred under other plans or arrangements described in Code Section 401(k),
Section 408(k), or Section 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

                          (c)     Determination of Income or Loss.  A
Participant's Excess Deferral Amount shall be adjusted for income or loss to December 31 of the taxable year for which the Excess Deferral Amount was deferred. The income or loss allocable to a Participant's Excess Deferral Amount shall be determined in accordance with Section 9.2.

                          (d)     Accounting for Excess Deferral Amounts.
Excess Deferral Amounts distributed under this Section 5.4 shall be distributed from the Participant's Tax-Sheltered Account.

                 Section 5.5  Distribution of Excess Contributions.

                          (a)     In General.  Notwithstanding any other
provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed within the 12-month period beginning on the earlier of the last day of the Plan Year for which such Excess Contributions were made or the date of the complete termination of the Plan, to Participants on whose behalf such Excess Contributions were made for such Plan Year. (If the Excess Contributions are distributed after the first March 15 following the Plan Year for which such Excess Contributions were made, the Bank will be subject to a ten percent excise tax under Code Section 4979 with respect to such Excess Contributions.) The Bank shall designate such distributed amounts as Excess Contributions (and income).

                          (b)     Determination of Excess Contributions.  The
amount of Excess Contributions for a Highly Compensated Employee shall be determined in the following manner. First, the Actual Deferral Percentage of the Highly Compensated Employee(s) with the highest Actual Deferral Percentage shall be reduced to the extent necessary to satisfy Section 5.2(b) or to cause such Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee(s) with the next highest Actual Deferral Percentage. Second, this process shall be repeated until Section 5.2(b) is satisfied. The amount of Excess Contributions for a Highly Compensated Employee shall equal the total of his Tax-Sheltered Contributions (and other contributions, if any) taken into account under Section 5.2(b) less the product of such Highly Compensated Employee's Actual Deferral Percentage as determined under this subsection (b) multiplied by his Testing Compensation.

                          (c)     Determination of Income or Loss.  The Excess
Contributions shall be adjusted for income or loss to the last day of the Plan Year for which such Excess Contributions were made. The income or loss allocable to a Participant's Excess Contributions shall be determined in accordance with Section 9.2.

                          (d)     Accounting for Excess Contributions.  Excess
Contributions distributed under this Section 5.5 shall be distributed from the Participant's Tax-Sheltered Account.

                          (e)     Reduction for Excess Deferrals Distributed.
The Excess Contributions which would otherwise be distributed under this
Section 5.5 shall be reduced, in accordance with regulations issued under Code
Section 401(k), by the amount of Excess Deferrals distributed to the Participant under Section 5.4.

                 Section 5.6 Code Section 415 Limitations. Effective for Limitation Years beginning on or after January 1, 1987, the following limitations shall apply:

                          (a)     Maximum Annual Addition.  Notwithstanding any
other provision of the Plan, in no event shall the "Annual Addition" to a Participant's account for any Limitation Year exceed the lesser of:

                                  (1)      $30,000, or, if greater, 1/4 of the
                 defined benefit dollar limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year; or

                                  (2)      25 percent of the Participant's
                 Limitation Compensation for such Limitation Year.

The "Annual Addition" to a Participant's account for any Limitation Year shall be the sum, for such Year, of:

                                  (1)      Qualified Nonelective Contributions;
                 and

                                  (2)      Tax-Sheltered Contributions other
                 than Excess Deferral Amounts distributed in accordance with
                 Section 5.4.

                          (b)     Limitation re Pension Plan.  If a Participant
in this Plan is, or was at any time, also a participant in the Pension Plan, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, described in paragraphs (1) and (2) below, with respect to such Participant for any Limitation Year shall not exceed 1.0. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction with respect to any Participant for any Limitation Year would otherwise exceed 1.0, the Participant's annual benefit under the Pension Plan shall be reduced to the extent necessary to comply with such 1.0 limit.

                                  (1)      The Defined Benefit Plan Fraction
                 for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Participant under the Pension Plan (determined as of the end of the Limitation
                 Year), and the denominator of which is the lesser of:

                                        (A)  the product of 1.25 multiplied by
                          the dollar limitation in effect under Code Section 415(b)(1)(A) for such Limitation Year; or

                                        (B)  the product of 1.4 multiplied by
                          the amount which may be taken into account under Code
                          Section 415(b)(1)(B) with respect to such Participant for such Limitation Year.

                          For purposes of this paragraph (1), a Participant's
                 projected annual benefit shall be calculated under the Pension Plan on the assumptions that he remains in the service of the Bank until his "Normal Retirement Date" (as defined in the Pension Plan) (or his current age, if that is later), that his compensation continues at the same rate as in the Limitation Year the projection is being made, and that all other factors used to determine benefits under the Pension Plan remain the same as in the Limitation Year the projection is being made.

                                  (2)      The Defined Contribution Plan
                 Fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under this Plan for such Limitation Year and for all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior year of service with the Bank or Affiliates:

                                        (A)     the product of 1.25 multiplied
                          by the dollar limitation in effect under Code Section 415(c)(1)(A) for such Limitation Year; or

                                        (B)     35 percent of the Participant's
                          Limitation Compensation for such Limitation Year.

                                  (3)      Recomputation Not Required.  The
                 Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as an Annual Addition.

                                  (4)      Adjustment of Defined Contribution
                 Plan Fraction. If the Plan satisfied the applicable requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction computed under Code Section 415(e)(1) (as revised by this Section 5.6) does not exceed 1.0 for such Limitation Year.

                          (c)     Aggregation Rules.  For purposes of applying
the limitations of subsection (a) and subsection (b) applicable to a Participant for a particular Limitation Year:

                                  (1)      All tax-qualified defined benefit
                 plans ever maintained by the Bank shall be treated as one defined benefit plan; and all tax-qualified defined contribution plans ever maintained by the Bank shall be treated as one defined contribution plan; and

                                  (2)      Any tax-qualified defined benefit
                 plan or tax-qualified defined contribution plan maintained by any Affiliate shall be deemed to be maintained by the Bank.

                 Section 5.7  Disposition of Excess Annual Additions.

                          (a)     Determination of Estimated Limitation
Compensation. Prior to the determination of the Participant's actual Limitation Compensation for a Limitation Year, the maximum Annual Addition may be determined under Section 5.6(a) on the basis of the Participant's estimated annual Limitation Compensation for such Limitation Year. Such estimated annual Limitation Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Tax-Sheltered or Qualified Nonelective Contributions based on estimated annual Limitation Compensation shall be reduced by any excess Annual Additions carried over from prior years.

                          (b)     Determination of Actual Limitation
Compensation. As soon as is administratively feasible after the end of the Limitation Year, the maximum Annual Addition for such Limitation Year shall be determined under Section 5.6(a) on the basis of the Participant's actual Limitation Compensation for such Limitation Year.

                          (c)     Disposition of Excess Annual Additions.  If,
as a result of a reasonable error in estimating a Participant's Limitation Compensation, or a reasonable error in determining the amount of Tax-Sheltered Contributions that may be made to the Plan with respect to any Participant under the limits of Code Section 415, or under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the Annual Additions for a Participant for the Limitation Year would otherwise exceed the maximum permissible amount, then Tax-Sheltered Contributions for such Limitation Year shall be distributed to the Participant, to the extent required to reduce the Annual Additions to the maximum permissible amount.
Tax-Sheltered Contributions distributed in accordance with this subsection (c) shall be disregarded for purposes of Section 5.2(b).


                                   Article VI

                             PARTICIPANTS' ACCOUNTS

                 Section 6.1 Participants' Accounts. The Trustees shall establish and maintain separate record accounts as described in Section 6.2 in the name of each Participant to which items shall be credited and charged pursuant to the provisions of the Plan.

                 Section 6.2 Separate Accounts. The Trustees shall establish and maintain for each Participant three separate accounts, and shall apportion the amounts allocated to the Participant's account among these accounts in the following manner:

                          Bank Account:  That portion of a Participant's
                 account allocated to his Subaccount A as of December 31, 1988, together with any earnings and appreciation thereon, shall be apportioned to his Bank Account.

                          Tax-Sheltered Account:  That portion of a
                 Participant's account allocated to his Subaccount B as of December 31, 1988, plus all Tax-Sheltered Contributions made by the Bank on behalf of the Participant, and any Qualified Nonelective Contributions which are allocated to the Participant's Tax-Sheltered Account under Section 5.3, together with any earnings and appreciation thereon, shall be apportioned to his Tax-Sheltered Account.

                          Supplemental Account:  That portion of a
                 Participant's account allocated to his Subaccount C as of December 31, 1988, together with any earnings and appreciation thereon, shall be apportioned to his Supplemental Account.


                                  Article VII

                        ALLOCATION OF BANK CONTRIBUTIONS

                 Section 7.1 Allocation to Participants' Accounts. The Trustees shall, as of the last business day of each calendar quarter, allocate Tax-Sheltered Contributions and Qualified Nonelective Contributions (if any) made under the Plan on behalf of each Participant among the Participants' Tax-Sheltered Accounts.

                 Section 7.2 Schedule of Allocations. The Trustees shall, as of the last business day of each calendar quarter, prepare a schedule showing the amount allocated to the Tax-Sheltered Account of each Participant for such calendar quarter.


                                  Article VIII

                           INVESTMENT OF TRUST ASSETS

                 Section 8.1 Investment Funds. The Trustees shall maintain within the Trust the following five Funds for the investment of Plan assets:

                          (a)     The Certificate of Deposit Fund, to be
invested primarily in certificates of deposit of the Bank and in the money market deposit account of the Bank and, when the Trustees determine that the interests of the Participants so require, in certificates of deposit of other financial institutions. The Trustees shall have the responsibility and authority to determine the maturities and other terms of the certificates of deposit in which the Certificate of Deposit Fund shall be invested.

                          (b)     The Growth Fund, to be invested primarily in
common stock and securities convertible into common stock.

                          (c)     The Ginnie Mae Portfolio Fund, to be invested
primarily in Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) that are guaranteed as to timely payment of interest and principal by the full faith and credit of the United States Government.

                          (d)     The Universal Life Insurance Fund, to be
invested in an individual universal life insurance contract for each Participant who elects this Fund prior to July 1, 1990. Special rules concerning this Fund are provided in Section 8.4.

                          (e)     The Commonwealth Common Stock Fund, to be
invested primarily in Commonwealth Stock. Special rules concerning this Fund are provided in Section 8.5.

                 The Trustees may hold, as part of the assets of each Fund, such amounts in cash or short-term marketable securities as they, or the Administrator, may reasonably deem necessary for the current operation of the Plan.

                 Income from, and net proceeds from sales of, assets in each such Fund shall be reinvested in the same Fund, except that after June 30, 1990, income from, and net proceeds from sales of, assets in the Universal Life Insurance Fund shall be invested in other Funds in the manner stated in Section 8.2(a). Brokerage commissions, transfer taxes, other charges and expenses in connection with the purchase and sale of assets held in each Fund, and any income or other taxes payable with respect to each Fund shall be charged to such Fund.

                 Section 8.2  Apportionment of Participants' Accounts Among
Funds.

                          (a)     Apportionment of Current Contributions.  By
filing a form prescribed by the Administrator with the Administrator no later than December 15, March 15, June 15 or September 15 of each Plan Year, a Participant may direct that the Tax-Sheltered Contributions which are credited to his account after the last business day of the February, May, August or November, respectively, which immediately follows such election, be apportioned to the Certificate of Deposit Fund, the Growth Fund, the Ginnie Mae Portfolio Fund, the Commonwealth Common Stock Fund, or (to the extent permitted in the last sentence of this subsection (a)) the Universal Life Insurance Fund, or in part to each such Fund in multiples of 10 percent. A new Participant may make the apportionment described in the previous sentence to be effective as of the January 1 or July 1 on which his participation begins by filing a form prescribed by the Administrator with the Administrator as part of his enrollment process. To the extent no investment direction is received from the Participant, his Contributions shall be apportioned to the Certificate of Deposit Fund. The apportionment of current Contributions determined under this
subsection (a) shall remain in effect from year to year until    changed by the
Participant in the manner provided in this subsection (a). Notwithstanding the foregoing, after June 30, 1990, no new Participant may direct investments to the Universal Life Insurance Fund, and Participants as of June 30, 1990 may only direct investments to the Universal Life Insurance Fund to the extent necessary to pay premiums on insurance contracts purchased for such Participants in such Fund on or before June 30, 1990. Special rules concerning the Commonwealth Common Stock Fund are provided in Section 8.5.

                          (b)     Reapportionment of Account Investments.  A
Participant may direct that the amounts credited to his account be reapportioned, in whole or in part, in multiples of 10 percent, to the Certificate of Deposit Fund, the Growth Fund, the Ginnie Mae Portfolio Fund, or the Commonwealth Common Stock Fund by filing a form prescribed by the Administrator with the

Administrator no later than the December 15, March 15, June 15 or September 15, respectively, which immediately precedes such effective date. The transfer of amounts to be reapportioned shall take place based on an estimated valuation as near as administratively practicable to the first day of the calendar quarter following the redirection election, and a final transfer based on an actual valuation will take place as of the last business day of the February, May, August or November, respectively, which immediately follows the redirection election. Notwithstanding the foregoing, any reapportionment of a Participant's account invested in the Universal Life Insurance Fund shall require that the insurance contract purchased for the Participant in such Fund be surrendered and 100 percent of the proceeds be reapportioned to one or more other Funds. For purposes of this subsection (b), the amounts credited to the Participant's account as of the date of reapportionment which are invested in the Growth Fund, the Ginnie Mae Portfolio Fund or the Commonwealth Common Stock Fund shall be determined under Section 10.2(a), in the Certificate of Deposit Fund shall be determined under Section 9.3, and in the Universal Life Insurance Fund shall be determined under Section 8.4. Special rules regarding the Commonwealth Common Stock Fund are provided in Section 8.5.

                          (c)     Special 1993 Reapportionment.  In addition to
the reapportionment provisions set forth in subsection (b), a Participant may direct that amounts credited to his account as of May 31, 1993 be reapportioned, in whole or in part, to the Commonwealth Common Stock Fund as of the date the initial limited offering of Commonwealth Stock is sold to purchasers thereof, by filing a form prescribed by the Administrator with the Administrator no later than May 28, 1993. For purposes of this subsection (c), the Participant shall specify which Fund(s) is (are) to be reapportioned and the amount of each reapportionment from a Fund (in multiples of one percent of the amount of the Participant's investment in the Fund, determined as of the May 31, 1993 Valuation Date in accordance with Section 8.2(b)). For purposes of this special 1993 reapportionment only, the purchase price of Commonwealth Stock shall equal the initial limited offering price of Commonwealth Stock.
See Section 8.5(d) for additional rules concerning this special reapportionment.

                          (d)     Apportionment and Reapportionment Limited.
Regardless of any fluctuation which may occur in the relative value of the amounts credited to a Participant's account in the five Funds, no apportionment or reapportionment shall be made except upon the direction of the Participant, and no Participant may direct that apportionment or reapportionment be made more frequently than provided in this Section 8.2.

                 Section 8.3  Application of Investment Directions.

                          (a)     Pro Rata Application.  Each investment
direction made by a Participant pursuant to Section 8.2(a) shall be applied pro rata to all of the current contributions made by and on behalf of such Participant, and each reapportionment direction made by a Participant pursuant to Section Section 8.2(b) and (c) shall be applied pro rata to all of the Participant's accounts under the Plan.

                          (b)     Time of Investment.  Investments of
contributions and reinvestments of accounts to be made pursuant to Section
Section 8.2(a) and (b) as of the dates specified in Section Section 8.2(a) and
(b) shall be made on such dates or as soon thereafter as is reasonably practicable. Neither the Trustees, the Plan, the Bank nor any Affiliate shall have any liability to any Participant or beneficiary as a result of such investments actually being made after the dates specified in Section Section 8.2(a) and (b).

                 Section 8.4 Special Rules Concerning the Universal Life Insurance Fund. Effective July 1, 1990, the purchase of universal life insurance shall no longer be an optional form of investment under the Plan. The following rules shall apply to universal life insurance purchased prior to July 1, 1990:

                          (a)     In the event of any conflict between the
provisions of the Plan and the terms of any insurance contract purchased for a Participant, the Plan provisions shall control.

                          (b)     Effective January 1, 1989, when benefits
become payable to a Participant, the Trustees shall, as elected by the Participant, direct the insurer to convert such contract to cash or to distribute it to the Participant.

                          (c)     The Trustees shall apply for, hold, and own
each insurance contract purchased for a Participant and shall exercise any right contained in the insurance contract.

                          (d)     Each insurance contract shall provide that
the proceeds thereof shall be payable to the Trustees. The Trustees, however, shall be required to pay over all proceeds of the insurance contract to the Participant's designated beneficiary in accordance with the distribution provisions of the Plan. Under no circumstances shall the Trust retain any part of the proceeds.

                 Section 8.5 Special Rules Concerning the Commonwealth Common Stock Fund.

                          (a)     Eligible Individual Account Plan.  With
respect to investments in the Commonwealth Common Stock Fund, it is intended that this Plan shall be an eligible individual account plan within the meaning of ERISA Section 407(d)(3), and that up to 100 percent of the assets of the Plan may be invested in Commonwealth Stock in accordance with the provisions of the Plan.

                          (b)     Voting of Shares.  Before each annual or
special meeting of shareholders of the Bank, there shall be sent to each Participant (other than a Participant with no amounts in his account invested in the Commonwealth Common Stock Fund as of the record date for proxy solicitations) a copy of the proxy soliciting material for the meeting, together with a form requesting instructions to the Trustees on how to vote the shares of Commonwealth Stock credited to such Participant's account. In addition, in the event of a tender offer for Commonwealth Stock, a copy of offers to purchase shall be sent to each Participant together with a request from the Trustees for instructions as to whether to tender the shares credited to the Participant's account. Upon receipt of such instructions, the Trustees shall vote or tender shares as instructed. Shares for which instructions are not received shall, to the extent consistent with the Trustees' duties, not be voted.

                          (c)     Quarterly Adjustment of Participants'
Accounts in Commonwealth Common Stock Fund. Promptly after the preparation of the Trustees' valuation (as provided in Section 9.1), the Trustees shall allocate any dividends received that are attributable to Commonwealth Stock held in Participants' accounts as of the record date of the dividend to such accounts. Such dividends shall be invested in the Commonwealth Common Stock Fund.

                          (d)     Apportionment/Reapportionment of Investments
in the Commonwealth Common Stock Fund. Except for the May 31, 1993 reapportionment provided in Section 8.2(c), any apportionment or reapportionment to or from the Commonwealth Common Stock Fund shall be based on the value of Commonwealth

Stock as of the Valuation Date immediately preceding the date on which such apportionment or reapportionment is to be made. Fractional shares shall not be purchased; any amount remaining after the purchase of a whole number of shares shall be invested on behalf of the Participant in cash or short-term marketable securities pursuant to Section 8.1. If the total amount apportioned or reapportioned by Participants to the Commonwealth Common Stock Fund as of May 31, 1993 or as of any Valuation Date exceeds the amount of Commonwealth Stock then available for purchase, investment in Commonwealth Stock shall be made pro rata based on the dollar value of the amount designated by each Participant for investment in the Commonwealth Common Stock Fund. Any amount not invested in Commonwealth Stock because of the limitation of this subsection (d) shall be invested on behalf of the Participant in cash or short-term marketable securities pursuant to Section 8.1.


                                   Article IX

                                   VALUATIONS

                 Section 9.1 Valuation. As of each Valuation Date, the Trustees shall determine the fair market value of all of the assets in the Certificate of Deposit Fund, the Growth Fund, the Ginnie Mae Portfolio Fund, the Universal Life Insurance Fund and the Commonwealth Common Stock Fund. As soon as practicable after each such valuation, the Trustees shall deliver in writing to the Administrator a valuation of each Fund, together with a statement of the amount of net income or loss (including appreciation or depreciation in the value of the Fund investments) since the previous Valuation Date.

                 Section 9.2 Quarterly Adjustment of Participants' Accounts in Certificate of Deposit Fund. Promptly after preparation of the Trustees' valuation (as provided in Section 9.1), the Trustees shall allocate the increase or decrease in the value of the assets in the Certificate of Deposit Fund to the accounts of the Participants in the proportion that the amount in the account of each Participant invested in such Fund bears to the total amount in the accounts of all Participants invested in such Fund. In making such allocations as of a Valuation Date, the Trustees shall exclude from consideration any Tax-Sheltered Contributions and Qualified Nonelective Contributions allocated to such Fund with respect to the calendar quarter ending on such Valuation Date, but shall include any additions to a Participant's account in such Fund during the calendar quarter resulting from an investment reapportionment under Section 8.2(b).

                 Section 9.3 Net Value of Participants' Accounts in Certificate of Deposit Fund. The net value of each Participant's account in the Certificate of Deposit Fund shall be equal to the sum of:

                          (a)     the value of his undivided share of the cash
and other property in such Fund, determined as of the Valuation Date specified or, where no Valuation Date is specified, as of the Valuation Date last preceding the event requiring such determination, and determined after the allocation described in Section 9.2; plus

                          (b)     simple interest on the value determined under
subsection (a) above credited through the date of distribution or reapportionment at the rate earned by the Certificate of Deposit Fund for the quarter ending on such Valuation Date.

                                   Article X

                           BENEFITS AND DISTRIBUTIONS

                 Section 10.1 Vesting in Tax-Sheltered, Supplemental, and Bank Accounts. A Participant's right to receive after separation from service that part of his Accrued Benefit which has been apportioned to his Tax-Sheltered, Supplemental, and Bank Accounts shall be nonforfeitable (vested) at all times.

                 Section 10.2 Form and Valuation of Benefits. Except as otherwise provided in Section 8.4, the benefits described in this Article X shall be paid to a Participant or his beneficiary in the form of a single cash payment. The amount of such benefits shall be determined as follows:

                          (a)     For any amounts invested in the Growth Fund,
the Ginnie Mae Portfolio Fund or the Commonwealth Common Stock Fund, the share balance of the portion of the Participant's account invested in the applicable Fund shall equal the number of shares credited to the Participant's account as of the date of benefit payment. The distribution value shall equal the share price as of the actual liquidation date multiplied by the number of shares liquidated.

                          (b)     For any amounts invested in the Certificate
of Deposit Fund, the distribution value shall be based on the net value of the portion of the Participant's account invested in such Fund as determined under
Section 9.3.

                          (c)     For any amounts invested in the Universal
Life Insurance Fund, the distribution value shall be determined as provided in
Section 8.4.

                 Section 10.3 Payment of Benefits upon Normal Retirement. A Participant may retire on his Normal Retirement Date, but if he continues thereafter in the service of the Bank, he shall continue to participate in the Plan until he actually retires. Subject to Section 10.7, benefits shall be paid to a Participant who retires on or after his Normal Retirement Date not later than 90 days after the close of the Plan Year in which he retires. Such benefits shall be paid as provided in Section 10.2.

                 Section 10.4 Payment of Benefits upon Separation Before Normal Retirement.

                          (a)     Except as provided in subsection (b), if a
Participant separates from service before attaining Normal Retirement Age for any reason other than death, benefits shall not be paid to him until his Normal Retirement Date unless the Participant consents in writing to immediate distribution, in which case, subject to Section 10.7, his benefits shall be paid to him not later than 90 days after the close of the Plan Year in which he so consents. If the payment of benefits is deferred, the Trustees shall segregate the Participant's Accrued Benefit and deposit it either (i) in the Certificate of Deposit Fund described in Section 8.1(a), or (ii) in one or more Federally insured savings accounts for investment until the deferred payment date.

                          (b)     If a Participant's Accrued Benefit does not
exceed $3,500, the Administrator, subject to Section 10.7, shall direct the Trustee to distribute such benefit not later than 90 days after the close of the Plan Year in which the Participant separates from service.

                          (c)     Benefits described in this Section 10.4 shall
be paid as provided in Section 10.2.

                 Section 10.5 Death. If a Participant dies before separating from service, or after separating from service but before receiving payment of his benefit, his Accrued Benefit shall be paid to his designated beneficiary or beneficiaries in accordance with Section 10.6, subject to Section 10.7, not later than 90 days after the close of the Plan Year in which the death of the Participant occurs. Such benefits shall be paid as provided in Section 10.2.

                 Section 10.6 Designation of Beneficiary; Spouse's Consent to Nonspouse Beneficiary.

                          (a)     Designation of Beneficiary.  In the event a
Participant has a surviving spouse at his death, such surviving spouse shall be the Participant's beneficiary, unless the spouse has consented in the manner described in subsection (b) to the payment of the Participant's Accrued Benefit to a beneficiary other than the spouse. In the event the Participant has no surviving spouse at his death, the beneficiary shall be the beneficiary designated by the Participant. Any designation by the Participant and/or consent by the Participant's spouse shall be made by a written form delivered to the Administrator. Except as otherwise provided with respect to a surviving spouse, a Participant may, at any time prior to his death, change his designation of beneficiary by completing a new written form, but a designation of beneficiary shall remain in effect until such new form is received by the Administrator.

                 If a Participant dies without effectively designating a surviving beneficiary and without a surviving spouse, the Administrator shall designate a beneficiary, but only from among the following and only in the order set forth: (i) surviving children, and (ii) the Participant's estate.

                          (b)     Requirements for Spouse's Consent.  To be
effective, a consent by a spouse to a Participant's designation of a nonspouse beneficiary must be made in a writing filed with the Administrator, must specify the particular nonspouse beneficiary (including any class of beneficiaries or contingent beneficiary) to whom the spouse consents, must be irrevocable, and must be witnessed by the Administrator as Plan representative or by a notary public. Notwithstanding the foregoing, if the Participant establishes to the satisfaction of the Administrator that such written consent cannot be obtained because there is no spouse or the spouse cannot be located, the Participant's designation of a non-spouse beneficiary shall be deemed a permissible election. If the spouse is legally incompetent to give consent, the spouse's legal guardian may give consent, even if such guardian is the Participant. Also, if the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, spousal consent is not required unless a qualified domestic relations order (as defined in Code Section 414(p)) provides otherwise. Any consent required under this Section 10.6 shall be valid only with respect to the spouse who signs the consent, or, in the event of a deemed permissible election, the designated spouse (if any). Additionally, a Participant may revoke a prior beneficiary designation without the consent of his spouse at any time before the commencement of benefits. The number of revocations or consents shall not be limited. Any new designation or change of beneficiary shall require a new spousal consent.

                 Section 10.7 Requirements Concerning Distributions. All benefit distributions under this Article X shall be subject to the following requirements:

                          (a)     Before Death.

                                  (1)      Last Date for Commencement of
                 Benefit Payments. The payment of benefits to a Participant under this Plan shall be made or commence not later than the 60th day after the close of the Plan Year in which the later of the following events occurs:

                                        (A)     the Participant's attainment of
                          his Normal Retirement Age; or

                                        (B)     the termination of the
                          Participant's service with the Bank and Affiliates.

                 Notwithstanding the above, if the amount of payment required otherwise to commence on a date determined under this section or under any other section of the Plan cannot be ascertained by such date or if the Administrator is unable to locate the Participant or beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the later of (i) the earliest date on which the amount of such payment can be ascertained under the Plan or (ii) the earliest date on which the Participant or beneficiary is located.

                                  (2)      Additional Rule for Commencement of
                 Benefit Payments. The distribution of benefits to each Participant who is entitled to a benefit under the Plan shall be made or shall commence not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2.

                                  (3)      Duration of Benefit Payments.  The
                 distribution of benefit payments to each Participant shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated beneficiary.

                                  (4)      Incidental Death Benefit Rule.  If
                 the Participant's beneficiary is a person other than the Participant's spouse, the value of the payments to be made to the Participant shall be more than 50 percent of the value of the total payments to be made to the Participant and his beneficiary. This paragraph (4) shall be administered so as to comply with the minimum distribution incidental benefit requirements set forth in Prop. Treas. Reg. Section 1.401(a)(9)-2, or any successor thereto.

                          (b)     After Death.  If a Participant dies before
his benefit is distributed, the entire benefit of the Participant shall be distributed by December 31 of the year containing the fifth anniversary of his death.

                          (c)     Regulations Control.  All distributions under
this Plan shall be made in accordance with Code Section 401(a)(9) and regulations issued thereunder. This Section 10.7 and Code Section 401(a)(9) shall take precedence over any distribution options in the Plan inconsistent with this Section 10.7 or Code Section 401(a)(9).

                 Section 10.8 Incapacitated Beneficiaries. If the Administrator deems any person incapable of receiving any benefit to which he is entitled by reason of minority, illness, infirmity, or other incapacity, it may direct the Trustees to make payment to such person's legally appointed guardian or, if none has been appointed, to the holder of a legally valid power of attorney from such person. Such payments shall, to the extent thereof, discharge the liability of the Bank, the Administrator, the Trustees, and the Trust.


                                   Article XI

                             WITHDRAWALS AND LOANS

                 Section 11.1 Withdrawals from Supplemental Account. A Participant may, by written application to the Administrator, elect to withdraw all or any portion of his Accrued Benefit apportioned to his Supplemental Account.

                 Section 11.2 Hardship Withdrawals from Tax-Sheltered and Bank Accounts. A Participant in the service of the Bank who has withdrawn the total amount of his Accrued Benefit apportioned to his Supplemental Account which he may withdraw under Section 11.1, and who has not attained age 59-1/2, may, by written application filed with the Administrator, make a hardship withdrawal of all or any portion of his Accrued Benefit apportioned to his Tax-Sheltered and Bank Accounts, subject to the following rules:

                          (a)     A hardship withdrawal is permitted only if
(i) the hardship consists of an immediate and heavy financial need of the Participant and (ii) the withdrawal requested is necessary to satisfy such financial need. Hardship withdrawals may not include earnings on the Participant's Tax-Sheltered Contributions which were not credited to the Participant's Tax-Sheltered Account on or before December 31, 1988, and may not include Qualified Nonelective Contributions (or earnings thereon).

                          (b)     An immediate and heavy financial need shall
consist only of the following (plus the associated taxes and penalties described in Section 11.2(c)(1)):

                                  (1)      expenses for medical care described
                 in Code Section 213(d) previously incurred by the Participant, his spouse, or his dependents (as defined in Code Section
                 152), or necessary for those persons to obtain medical care described in Code Section 213(d);

                                  (2)      costs directly related to the
                 purchase of a principal residence for the Participant (excluding mortgage payments);

                                  (3)      the payment of tuition and related
                 educational fees for the next 12 months of post-secondary education for the Participant or his spouse, children, or dependents (as defined in Code Section 152);

                                  (4)      payments necessary to prevent the
                 eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;

                                  (5)      funeral expenses for the death of
                 the Participant's spouse, child, or dependent; or

                                  (6)      casualty losses of the Participant
                 not reimbursed by insurance.

                          (c)     (1)      A distribution shall be deemed
necessary to satisfy an immediate and heavy financial need if:

                                        (A)     the distribution is not in
                          excess of the amount of the immediate and heavy financial need of the Participant which amount may include any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; and

                                        (B)     the Participant has obtained
                          all distributions, other than hardship distributions, and all nontaxable loans currently available to the Participant under all plans maintained by the Bank or any Affiliate.

                                  (2)      A Participant who makes a hardship
                 withdrawal shall not be permitted to have Tax-Sheltered Contributions made to the Plan (or any other plan maintained by the Bank) on his behalf for a period of 12 months after receipt of the hardship withdrawal.

                                  (3)      A Participant who makes a hardship
                 withdrawal shall not be permitted to have Tax-Sheltered Contributions made to the Plan (or any other plan maintained by the Bank) on his behalf for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Code
                 Section 402(g) for such next taxable year less the amount of such Participant's Tax-Sheltered Contributions for the taxable year of the hardship withdrawal.

                          (d)     The withdrawal shall be based on the balance
in the Participant's Tax-Sheltered and Bank Accounts determined under Section 11.6.

                          (e)     A Participant's request for a hardship
withdrawal must be approved by the Administrator as meeting the Internal Revenue Service rules under Code Section 401(k) at the time of withdrawal.

                 Section 11.3 Withdrawals from Tax-Sheltered and Bank Accounts At and After Age 59-1/2. A Participant who has withdrawn the total amount of his Accrued Benefit apportioned to his Supplemental Account which he may withdraw under Section 11.1, and who has attained age 59-1/2, may elect to withdraw all or any portion of his Accrued Benefit apportioned to his Tax-Sheltered and Bank Accounts. There shall be no restrictions or penalty imposed upon such withdrawal.

                 Section 11.4 Time of Withdrawal Payment. A Participant whose request for a withdrawal under Section 11.2 has been approved by the Administrator shall be entitled to receive his withdrawal payment from the Trustees as soon as practicable after the end of the calendar quarter in which the Administrator approves such request. A Participant filing a proper application with the Administrator for a withdrawal under Section 11.1 or
Section 11.3 shall be entitled to receive his withdrawal payment from the Trustees as soon as practicable after the end of the calendar quarter in which such application is made.

                 Section 11.5 Source of Withdrawals from Account. Withdrawals from a Participant's account shall be made pro rata from his investment in the Certificate of Deposit Fund, the Growth Fund and the Ginnie Mae Portfolio Fund, and to the extent the amounts in such Funds are not sufficient to meet the withdrawal, first from the Participant's investment in the Universal Life Insurance Fund under the rules set forth in Section 11.8, and lastly from the Commonwealth Common Stock Fund.

                 Section 11.6 Loans. The provisions of this Section 11.6 shall apply to loans made, renewed, renegotiated, modified, or extended on or after January 1, 1987.

                          (a)     A Participant in the service of the Bank
(and, effective for loans granted or renewed after October 18, 1989, a terminated Participant, or a beneficiary who is a party in interest to the Plan under ERISA Section 3(14)) may apply in writing, during January, April, July or October of each year, to the Administrator for a loan from his account in the Plan, provided the Participant has repaid in full any previous loan to him from the Plan. The amount of any such loan shall not exceed the lesser of:

                                  (1)      $50,000 (reduced by the highest
                 outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made); or

                                  (2) (i) with respect to loans granted or renewed on or prior to October 18, 1989, the greater of 1/2 of the amount of his Accrued Benefit or the amount of his Accrued Benefit not exceeding $10,000, or (ii) with respect to loans granted or renewed after October 18, 1989, one-half of the amount of his Accrued Benefit.

                          (b)     Upon receipt of a proper application, the
Administrator shall direct the Trustees to make a loan to the Participant or beneficiary, provided such loan meets the requirements of this Section 11.6. The Trustees shall make loans as follows:

                                  (1)      Those applied for in January shall
be made on or before the following April 30;

                                  (2)      Those applied for in April shall be
made on or before the following July 31;

                                  (3)      Those applied for in July shall be
made on or before the following October 31, and

                                  (4)      Those applied for in October shall
be made on or before the following January 31.

                          (c)     All loans shall be repayable by their terms
within five years, except for a loan used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant or beneficiary requesting the loan. The determination as to whether a dwelling unit is to be used within a reasonable time as such principal residence shall be made at the time the loan is made. Loans to active Participants shall be repaid by payroll deduction from the wages of the Participant, and loans to terminated Participants and beneficiaries shall be repaid by direct installment payments from the borrower to the Trustee, according to an amortization schedule established by the Administrator in a nondiscriminatory manner, commencing with the month following the month in which the loan is made. The Participant or beneficiary shall have the right to prepay all or any portion of the outstanding principal balance of the loan without penalty at the end of any calendar quarter, provided that the amount of any such prepayment shall not be less than the lesser of the outstanding principal balance of the loan or $1,000.

                          (d)     Any loan to a Participant or beneficiary
under the Plan shall be secured by the pledge of all of the Participant's right, title, and interest in the Trust; provided that, with respect to any loan to a Participant or beneficiary granted or renewed after October 18, 1989, immediately after the origination of such loan, not more than 50 percent of the Accrued Benefit of the Participant or beneficiary shall be used as security for the outstanding balance of a loan to such Participant or beneficiary. Such pledge shall be evidenced by the execution of a promissory note by the Participant or beneficiary which shall provide that, in the event of any default by the Participant or beneficiary on a loan repayment, the Administrator shall be authorized (to the extent permitted by law) to deduct the amount of the loan outstanding and any unpaid interest due thereon from the Participant's wages or salary to be thereafter paid by the Bank (in the case of an active Participant), to enforce the Plan's security interest in the Participant or beneficiary's Accrued Benefit, and to take any and all other actions necessary and appropriate to enforce the collection of the unpaid loan.

                          (e)     A Participant or beneficiary shall not be
entitled to any distribution of benefits under Article X or withdrawal under this Article XI from the amounts credited to his account under the Plan that have been used to secure a loan to him under this Section 11.6 unless and until such loan has been completely repaid.

                          (f)     A default shall occur if the Participant or
beneficiary fails to make any payment due under the terms of the loan in a timely manner. In the event of a default by a Participant or beneficiary on a loan repayment, all remaining payments of the loan shall be immediately due and payable. In the case of any active Participant who is not entitled to a distribution under Article X or a withdrawal under this Article XI, the Administrator shall, to the extent permitted by law, deduct the total amount of the loan outstanding and any unpaid interest due thereon from the wages or salaries payable to the Participant by the Bank in accordance with the Participant's promissory note. In the case of any Participant or beneficiary who is entitled to a distribution under Article X or a withdrawal under this
Article XI at the time of the default, the Trustees shall deduct the total amount of the loan outstanding and any unpaid interest due thereon from the Participant or beneficiary's account under the Plan in order to satisfy the amount due. In the case of an active Participant who is not entitled to a distribution or withdrawal at the time of the default, the Trustee may delay enforcement of the Plan's security interest in the Participant's account. In addition, the Administrator shall take any and all other actions necessary and appropriate to enforce the collection of the unpaid loan. For any Participant who defaults on a loan repayment, no further contributions shall be made by or on behalf of the Participant to the Trust until the first payroll period commencing at least 12 complete calendar months following the correction of the Participant's default.

                          (g)     All loans shall be effected by documents
approved in form and terms by the Administrator.

                          (h)     The minimum amount of any loan for which a
Participant may apply under this Section 11.6 shall be $1,000.

                          (i)     All loans shall (i) be available to all
Participants and beneficiaries on a reasonably equivalent basis, (ii) not be made available to Participants who are Highly Compensated Employees (within the meaning of Section 5.1(h)) and their beneficiaries in an amount greater than the amount made available to other Participants and beneficiaries, and (iii) be made in accordance with this Section 11.6.

                          (j)     Each loan granted or renewed on or prior to
October 18, 1989, shall bear a rate of interest which is two percentage points greater than the prime lending rate on the first business day of the July in which the loan application is filed, as announced in The Wall Street Journal; and each loan granted or renewed after October 18, 1989, shall bear a rate of interest which is two percentage points greater than the prime lending rate on the first business day of the January, April, July or October in which the loan application is filed, as announced in The Philadelphia Inquirer, or such other rate of interest as is determined necessary by the Administrator to ensure that the rate of interest is commensurate with the prevailing interest rate in effect for comparable loans at one or more banks in the community. The interest rate and other terms of the loan shall be fixed at the time the loan is made.

                          (k)     Until a loan to a Participant or beneficiary
is repaid, the outstanding balance of the loan shall be treated as an investment by such Participant or beneficiary for his account only, and the interest paid by such Participant or beneficiary shall be credited to his account only. The account shall not share in any other earnings of the Plan with respect to the amount of the loan.

                          (l)     The following rules shall apply to the
amounts a Participant borrows under this Section 11.6:

                                  (1) Such amounts shall be borrowed first from the Participant's Supplemental Account; then from his Bank Account; and last from his Tax-Sheltered Account.

                                  (2)      Amounts borrowed from a
                 Participant's account shall be borrowed pro rata from his investment in the Certificate of Deposit Fund, the Growth Fund and the Ginnie Mae Portfolio Fund, and to the extent the amounts in such Funds are not sufficient to meet the loan, first from the Participant's investment in the Universal Life Insurance Fund under the rules set forth in Section 11.8, and lastly from the Commonwealth Common Stock Fund.

                                  (3)      Repayments and interest shall be
                 credited first to the Participant's Tax-Sheltered Account; then to his Bank Account; and last to his Supplemental Account.

                                  (4) Repaid amounts and interest shall be invested in accordance with Section 8.2(a).

                 Section 11.7  Valuation of Accounts.  For purposes of this
Article XI, a Participant's account balance shall be valued as follows:

                          (a)     For any amounts invested in the Certificate
of Deposit Fund described in Section 8.1(a), the value shall be determined under Section 9.3 as of the Valuation Date last preceding the withdrawal or loan.

                          (b)     For any amounts invested in the Growth Fund
described in Section 8.1(b), the Ginnie Mae Portfolio Fund described in Section 8.1(c) or the Commonwealth Common Stock Fund described in Section 8.1(d), the share balance of the portion of the Participant's account invested in the applicable Fund shall equal the number of shares credited to the Participant's account as of the Valuation Date last preceding the withdrawal or loan. The value shall equal the share price as of the actual liquidation date multiplied by such share balance.

                          (c)     For any amounts invested in the Universal
Life Insurance Fund, the distribution value shall be determined as provided in
Section 8.4.

                 Section 11.8 Withdrawals or Loans from Universal Life Insurance Fund. Notwithstanding the foregoing sections of this Article XI, any withdrawal or loan from a Participant's account invested in the Universal Life Insurance Fund shall require that the insurance contract purchased for the Participant in such Fund be surrendered and that 100 percent of the proceeds be withdrawn or borrowed.


                                  Article XII

                              TOP-HEAVY PROVISIONS

                 Section 12.1 Top-Heavy Definitions. The following definitions shall apply for purposes of this Article XII:

                          (a)     "Determination Date" shall mean, with respect
to any Plan Year, the last day of the preceding Plan Year.

                          (b)     "Determination Period" shall mean, with
respect to any Plan Year, the Plan Year containing the Determination Date and the four preceding Plan Years.

                          (c)     "Key Employee" shall mean any Employee or
former Employee (and the beneficiaries of such Employee) who at any time during a Plan Year included in the Determination Period was:

                                  (1)      An officer of the Bank or an
                 Affiliate having annual Top-Heavy Compensation from the Bank and the Affiliates greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year;

                                  (2)      One of the ten Employees having
                 annual Top-Heavy Compensation from the Bank and the Affiliates greater than the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than a 1/2 percent interest and the largest interests in the Bank or any Affiliate;

                                  (3)      A five-percent owner of the Bank or
                 any Affiliate; or

                                  (4)      A one-percent owner of the Bank or
                 any Affiliate having annual Top-Heavy Compensation from the Bank and the Affiliates of more than $150,000.

For purposes of paragraph (1), no more than 50 Employees (or, if less, the greater of three or ten percent of the Employees) shall be treated as officers. For purposes of the preceding sentence, Employees described in Code Section 414(q)(8) shall not be taken into account. The determination of who is a Key Employee shall be made in accordance with Code Section 416(i) and regulations thereunder.

                          (d)     "Non-Key Employee" shall mean any Employee
who is not a Key Employee.

                          (e)     "Permissive Aggregation Group" shall mean,
with respect to any Plan Year, the Required Aggregation Group plus any other defined contribution plan or defined benefit plan which the Bank elects to include, provided such Permissive Aggregation Group meets the requirements of Code Section 410(a)(4) and Section 410 with such defined contribution plan or defined benefit plan being taken into account.

                          (f)     "Required Aggregation Group" shall mean, with
respect to any Plan Year:

                                  (1)      Each defined contribution plan and
                 each defined benefit plan of the Bank or any Affiliate in which a Key Employee is or was a participant at any time during the Determination Period (regardless of whether such plan has been terminated); and

                                  (2) Each other defined contribution plan and each other defined benefit plan of the Bank or any Affiliate which, during the Determination Period, enables any defined contribution plan or defined benefit plan described in paragraph (1) to meet the requirements of Code Section 401(a)(4) or Section 410.

                          (g)     "Top-Heavy Compensation" shall mean
compensation as defined in Code Section 414(q)(7).

                          (h)     "Top-Heavy Plan" shall mean, for any Plan
Year beginning on or after January 1, 1984, this Plan, if:

                                  (1)      this Plan is not part of a Required
                 or Permissive Aggregation Group, and the Top-Heavy Ratio for the Plan exceeds 60 percent;

                                  (2)      this Plan is part of a Required
                 Aggregation Group and not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent; or

                                  (3)      this Plan is part of a Required
                 Aggregation Group and part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

                          (i)     "Top-Heavy Ratio" shall mean a fraction.  The
numerator of the fraction is the sum of the account balances of all Key Employees under the Plan, or, if the Plan is a member of a Required or Permissive Aggregation Group, under all defined contribution plans in such Required or Permissive Aggregation Group (hereinafter the "Aggregation Group"), plus the sum of the present values of accrued benefits of all Key Employees under all defined benefit plans in the Aggregation Group, as of the Determination Date or, in the case of a plan other than this Plan, the determination date under such other plan which falls within the same calendar year as the Determination Date. The denominator of the fraction is a similar sum determined for all Employees. For purposes of determining the fraction, the numerator and denominator shall include any part of any account balance or accrued benefit distributed in the Determination Period. If any individual (i) is not a Key Employee but was a Key Employee in a prior Plan Year, or (ii) with respect to Plan Years beginning after December 31, 1984, has not been credited with at least one Hour of Service with the Bank or any Affiliate at any time during the Determination Period, any account balance or accrued benefit of, or distribution to, such individual shall not be taken into account.

                 For purposes of this subsection (i), the sum of account balances and the present values of accrued benefits shall be determined as of the most recent Valuation Date that falls within the 12-month period ending on the Determination Date. Effective January 1, 1987, for purposes of determining if this Plan, or any other Plan included in the Aggregation Group, is a Top-Heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Bank and the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual method of Code Section 411(b)(1)(C). The calculation of the Top-Heavy Ratio shall be made in accordance with Code Section 416 and the regulations thereunder.

                          (j)     "Valuation Date" shall mean, for purposes of
this Article XII, the last day of the Plan Year.

                 Section 12.2 Top-Heavy Rules. Notwithstanding any other provisions of the Plan, the following rules shall apply for any Plan Year beginning on or after January 1, 1984, in which the Plan is a Top-Heavy Plan:

                          (a)     Minimum Benefit.  The Bank contributions
allocated on behalf of any Non-Key Employee who is a Participant in this Plan for the Plan Year shall not be less than five percent of such Participant's Limitation Compensation. Qualified Nonelective Contributions (but not Tax-Sheltered Contributions) on behalf of such Non-Key Employee may be counted toward such minimum allocation. This provision shall not apply to any Participant who is not an Employee of the Bank on the last day of the Plan Year. The minimum benefit shall be provided even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation, for the Plan Year, because of his failure to make Tax-Sheltered Contributions to the Plan.

                          (b)     Compensation Limitation.  For any Plan Year
beginning before January 1, 1989, in which the Plan is a Top-Heavy Plan, only the first $200,000 (or such larger amount as may be prescribed by the Secretary of the Treasury) of a Participant's Compensation shall be taken into account for purposes of determining contributions under the Plan.

                          (c)     Impact on Maximum Benefits.  Section 5.6(b)
shall be read by substituting the number "1.00" for the number "1.25" wherever such number appears therein, except that such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes effective.


                                  Article XIII

                           NONALIENATION OF BENEFITS

                 Section 13.1 No Alienation. The right of any Participant or beneficiary to any benefit payment shall not be subject to any voluntary or involuntary alienation or assignment. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be either a qualified domestic relations order ("QDRO") (as defined in Code Section 414(p)) or a domestic relations order entered before

January 1, 1985, which the Administrator elects to treat as a QDRO. In addition, under the provisions of Section 11.6, a Participant may pledge all or a portion of his Accrued Benefit as security for a loan from the Trust.


                                  Article XIV

                    ALLOCATION OF FIDUCIARY RESPONSIBILITIES

                 Section 14.1 Allocation of Responsibilities. Authority and responsibility for management of the Plan and Trust shall be allocated among the following persons:

                          (a)     The Board of Directors of the Bank shall have
the exclusive authority to appoint, remove, and replace the Administrator and the Trustees.

                          (b)     The Administrator shall have sole
responsibility for the administration of the Plan. The Administrator shall be a "named fiduciary" of the Plan for purposes of ERISA Section 402(a)(1).

                          (c)     The Trustees shall have sole responsibility
for the management and control of the Trust assets, subject to the provisions of Article VIII.

                 Section 14.2 No Joint Responsibility. It is the purpose of the Plan and the Trust Agreement to allocate to each of the fiduciaries identified in Section 14.1 exclusive responsibility for prudent execution of the functions assigned to him and no responsibility for execution of functions assigned to others. Whenever one such fiduciary is required by the Plan or the Trust Agreement to follow the directions of another such fiduciary, the two fiduciaries shall not be deemed to have been assigned a shared responsibility, but the fiduciary giving the directions shall have sole responsibility for the functions assigned to him, including issuing such directions, and the fiduciary receiving the directions shall have the sole responsibility for the functions assigned to him, including following such directions insofar as they are on their face proper under the Plan and the Trust Agreement and under applicable law.

                 Section 14.3 Co-Fiduciary Liability. A fiduciary shall not be liable for a breach of fiduciary responsibility by another fiduciary to whom other fiduciary responsibilities have been assigned under the Plan except under the following circumstances:

                          (a)     if he participates knowingly in, or knowingly
undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                          (b)     if, by his failure properly to discharge his
own fiduciary responsibilities, he has enabled such other fiduciary to commit a breach; or

                          (c)     if he has knowledge of a breach by such other
fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

                 Section 14.4 Employment of Advisors. A fiduciary identified in Section 14.1 may employ one or more persons to render advice with regard to such fiduciary's responsibilities under the Plan.

                 Section 14.5 Standards of Fiduciary Conduct. Each fiduciary described in this Article XIV shall act solely in the interest of the Participants and beneficiaries and:

                          (a)     for the exclusive purpose of providing
benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

                          (b)     with the care, skill, prudence, and diligence
that a prudent man acting in a like capacity and familiar with such matters would use under the circumstances;

                          (c)     by diversifying the investments of the Trust
so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                          (d)     in accordance with the terms of the Plan and
Trust Agreement and the provisions of ERISA.


                                   Article XV

                               THE ADMINISTRATOR

                 Section 15.1 Appointment. The Board of Directors of the Bank shall appoint an Administrator to administer the Plan, or, in lieu of making such an appointment, may determine that the Bank shall be the Administrator of the Plan. Any Administrator appointed by the Board shall serve without additional compensation at the pleasure of the Board.

                 Section 15.2 Responsibilities of Administrator. The Administrator shall have sole responsibility for administration of the Plan, and shall supervise and control the operation of the Plan in accordance with its terms. The Administrator shall have the responsibility, power, and authority to do all things necessary to accomplish that purpose, including, but not limited to, the responsibility, power, and authority to do the following:

                          (a)     To construe and interpret the terms and
provisions of the Plan;

                          (b)     To adopt such rules and regulations under the
Plan as he may consider desirable for the administration of the Plan;

                          (c)     To determine all questions of eligibility for
participation under the Plan;

                          (d)     To determine all questions concerning the
amount, time, and manner of payment of benefits under the Plan;

                          (e)     To prescribe procedures to be followed by
Employees, Participants, and beneficiaries under the Plan;

                          (f)     To prepare and distribute appropriate
information concerning the Plan;

                          (g)     To issue directions to the Trustees
concerning all benefits which are to be paid from the Trust pursuant to the Plan; and

                          (h)     To keep such records, make such reports, and
do such other acts as he deems appropriate in order to comply with ERISA and government regulations thereunder.

                 Section 15.3 Plan Records. The Administrator shall maintain records containing all relevant data pertaining to Participants and their rights under the Plan. Records pertaining solely to a particular Participant shall be made available to him for examination during business hours upon request.

                 Section 15.4 Benefit Claims. The Administrator shall make all determinations as to the right of any person to a benefit under the Plan. If the Administrator denies in whole or part any claim for a benefit under the Plan by a Participant or a beneficiary, the Administrator shall furnish the claimant with notice of the decision not later than 90 days after receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed the period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render the final decision. The written notice which the Administrator shall provide to every claimant who is denied a claim for benefits shall set forth in a manner calculated to be understood by the claimant:

                          (a)     the specific reason or reasons for the denial;

                          (b)     specific reference to pertinent Plan
provisions on which the denial is based;

                          (c)     a description of any additional material or
information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                          (d)     appropriate information as to the steps to be
taken if the claimant wishes to submit his claim for review.

                 If the Administrator does not furnish a notice of claim denial within 180 days from the date on which the claim was filed, the claim shall be deemed to be denied for purposes of the following appeals procedure.

                 A claimant or his authorized representative may request a review of the denied claim by the Administrator. Such request shall be made in writing and shall be presented to the Administrator not more than 60 days after receipt by the claimant of written notification of the denial of a claim, or the date on which the claim is deemed to be denied if no notice is given. The claimant shall have the right to review pertinent documents and to submit issues and comments in writing. The Administrator shall make his decision on review not later than 60 days after receipt of the claimant's request for review, unless special circumstances require an extension of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based. It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor.

                 Section 15.5 Funding Policy. The Administrator shall, at least annually, estimate the amount of the benefit payments which the Plan will be required to make, taking into account anticipated Participant retirements and terminations and all other relevant factors, and, on the basis of such estimate, determine the Plan's need for liquidity. The Administrator shall report each such determination in writing to the Trustees for consideration in the formulation of the investment policy for the Trust.

                 Section 15.6 Discretionary Authority. The Administrator shall have sole discretion to carry out its responsibilities under this Article XV to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms. To the maximum extent permissible under law, the Administrator's determinations on all such matters shall be final and binding upon all persons involved.

                 Section 15.7 Contracting for Services. The Administrator may contract for legal, accounting, clerical, and other services necessary to carry out his responsibilities under the Plan.

                 Section 15.8 Delegation of Administrative Responsibility. If the Bank is designated by the Board of Directors of the Bank, pursuant to
Section 15.1, to be the Administrator, the Board of Directors may, by resolution, delegate to any person or entity any of the powers or duties imposed upon the Bank as Administrator. To the extent of any such delegation, the delegate shall become a "named fiduciary" of the Plan. Any action by the Board of Directors delegating any of the powers or duties imposed upon the Bank as Administrator shall not constitute a delegation of the Bank's responsibility as Administrator, but rather shall be treated as the manner in which the Bank has determined internally to discharge such responsibility.

                                  Article XVI

                                  THE TRUSTEES

                 Section 16.1 Trust Assets. The Trust which is a part of this Plan shall consist of all of the assets of the Plan on December 31, 1988, and all amounts thereafter contributed under the Plan, and the earnings and appreciation thereon, less payments made by the Trustees under the Plan and the Trust Agreement entered into pursuant to the Plan.

                 Section 16.2 Investment Responsibility. Subject to the provisions of Article VIII, the Trustees shall have the exclusive responsibility and authority to hold, invest, reinvest, and administer the Trust assets in accordance with the terms of the Plan and the Trust Agreement. Except as provided in Section 14.3, the Trustees shall not be liable for following proper directions of the Administrator which are in accordance with the terms of the Plan and the Trust Agreement and not contrary to law.

                 Section 16.3 Benefit Payments. The Trustees shall make all benefit payments under the Plan from the Trust upon the written instructions of the Administrator. Except as provided in Section 14.3, the Trustees shall not be liable for following proper directions of the Administrator which are in accordance with the terms of the Plan and the Trust Agreement and not contrary to law.

                 Section 16.4 Removal and Resignation. The Board of Directors of the Bank may remove any Trustee at any time upon delivery of any written notice called for in the Trust Agreement; and any Trustee may resign at any time upon delivery of such notice to the Board of Directors. Upon such removal or resignation of a Trustee, the Board of Directors may appoint a successor Trustee in accordance with the Trust Agreement.


                                  Article XVII

             PLAN AMENDMENT, MERGER, CONSOLIDATION, OR TERMINATION

                 Section 17.1 Amendments. The Bank shall have the right to amend this Plan at any time, subject to the following limitations:

                          (a)     No such amendment may cause any part of the
Trust assets to be used for or diverted to any purpose other than the exclusive benefit of the Participants or their beneficiaries.

                          (b)     No such amendment shall cause any reduction
in the amount of any Participant's Accrued Benefit. For purposes of this subsection (b), an amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits as provided in Code Section 411(d)(6) and the regulations thereunder.

                          (c)     No such amendment shall change any vesting
schedule unless, in the case of an Employee who is a Participant on (i) the date the amendment is adopted, or (ii) the date the amendment is effective, if later, the nonforfeitable percentage of such Participant's right to his Accrued Benefit is not less than such percentage computed under the Plan without regard to such amendment. Furthermore, no such amendment shall otherwise change any vesting schedule unless each Participant having three or more years of service is permitted to elect, in accordance with regulations prescribed by the Secretary of the Treasury, to have the nonforfeitable percentage of his Accrued Benefit determined under the Plan without regard to such amendment; provided, that no such election shall be given to any Participant whose nonforfeitable percentage under the Plan as amended cannot at any time be less than such percentage determined without regard to such amendment.

                 Section 17.2 Merger or Transfer of Assets or Liabilities. This Plan and Trust shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan and trust, unless the benefits payable to each Participant if the Plan were terminated immediately after such action would be equal to or greater than the benefits which would have been payable to each Participant if the Plan had been terminated immediately before such action.

                 Section 17.3 Discontinuance of Contributions or Termination. The Bank shall have the right to discontinue its contributions hereunder and to terminate or partially terminate this Plan by delivery of written notice to the Trustees of such action. In addition, this Plan shall terminate automatically in the event of a default, as defined in Title IV of the National Housing Act, by the Bank and all obligations of the Bank hereunder shall thereupon end.

                 Upon complete discontinuance of the Bank's contributions, or termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such discontinuance or termination shall continue to be nonforfeitable.

                 Upon final termination of the Plan, the Administrator shall direct the Trustees to distribute all assets remaining in the Trust, after payment of any proper expenses, to the Participants in accordance with the Accrued Benefits of such Participants as of the date of such termination. Subject to Section 10.7, each such distribution shall be made in a single cash payment as soon as practicable following the termination.

                 Notwithstanding the foregoing, amounts credited to a Participant's Tax-Sheltered Account shall not be distributed under this Section
17.3 except upon the termination of the Plan without the establishment or maintenance of another defined contribution plan within the meaning of Code
Section 401(k)(10)(A)(i) and regulations issued thereunder.


                                 Article XVIII

                    RELATING TO THE PARTICIPATING EMPLOYERS

                 Section 18.1 Action by Board of Directors. Any action required or permitted to be taken under the Plan by the Bank or by the Board of Directors of the Bank shall be by resolution of the Board of Directors, or by a duly authorized committee of the Board of Directors of the Bank, or by a person or persons authorized by resolution of such Board of Directors or of such committee. Each participating employer under Section 18.2 appoints the Board of Directors of the Bank as its agent to exercise on its behalf any action required or permitted to be taken under the Plan by the Bank.

                 Section 18.2 Participating Employers. Any Affiliate, with the consent of the Board of Directors of the Bank, may adopt the Plan and become a participating employer thereunder:

                          (a)     by filing with the Board of Directors of the
Bank, the Administrator, and the Trustees a certified copy of a resolution of such Affiliate's board of directors providing for its adoption of the Plan and stating its election to become a party to the Trust; and

                          (b)     by filing with the Administrator and the
Trustees a certified copy of a resolution of the Board of Directors of the Bank providing for its consent to such adoption.


                                  Article XIX

                                 MISCELLANEOUS

                 Section 19.1 Application of Plan. Except as otherwise expressly provided, this amended and restated Plan shall not apply to any person who retired or otherwise separated from the service of the Bank and Affiliates before January 1, 1989. The right of any such person to any benefit or otherwise shall be governed solely by the provisions of the Plan in effect on the date of such retirement or other separation from service.

                 Section 19.2 Undivided Interest in Trust. Contributions to the Trust and all income and profits realized thereon shall be held by the Trustees in such Trust. No Participant shall be entitled to any specific property of the Trust, but only to an undivided interest therein to the extent provided in the Plan.

                 Section 19.3 No Right to Employment. The Plan and Trust do not confer upon any Participant or other Employee any right to be continued in the employ of the Bank, and the Bank expressly reserves the right to terminate the employment of any Employee, whether or not a Participant, whenever the interest of the Bank, in its sole judgment, may so require.

                 Section 19.4 Plan Expenses. Except as provided in the Trust Agreement, the expenses of the Plan shall be paid out of the Trust, unless paid by the Bank.

                 Section 19.5  Applicable Laws.  Construction and
administration of this Plan and of the Trust Agreement shall be governed by ERISA and other applicable Federal law and, to the extent not governed by Federal law, by Pennsylvania law.

                 Section 19.6 Headings. The headings of articles and sections are for reference only. In the event of a conflict between a heading and the content of an article or section, the content of the article or section shall control.

                 Section 19.7 Gender and Number. The masculine pronoun wherever used shall include the feminine and neuter, and the singular may include the plural, and vice versa, as the context may require.


                                   Article XX

                                DIRECT ROLLOVERS

                 Section 20.1 Introduction. This Article XX applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article XX, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                 Section 20.2  Definitions.

                          (a)     Eligible Rollover Distribution.  An eligible
rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (b)     Eligible Retirement Plan.  An eligible
retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                          (c)     Distributee.  A distributee includes an
Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                          (d)     Direct Rollover.  A direct rollover is a
payment by the Plan to the eligible retirement plan specified by the distributee.



                 IN WITNESS WHEREOF, COMMONWEALTH SAVINGS BANK has caused these presents to be duly executed this 22nd day of November, 1994.



Attest:                                    COMMONWEALTH SAVINGS BANK


/s/ Leroy D. Todd, Jr.                     By:/s/ Charles H. Meacham
- -----------------------------                 ----------------------------------




                 ComNet Mortgage Services, Inc., hereby acknowledges this amendment and restatement of the Plan this 22nd day of November, 1994.


Attest:                                    COMNET MORTGAGE SERVICES, INC.



/s/ Frank E. Plenskofski                   By:/s/ Russell I. Wakal
- -----------------------------                 ----------------------------------

                                AMENDMENT NO.  1
                                     TO THE
                           COMMONWEALTH SAVINGS BANK
                           VOLUNTARY INVESTMENT PLAN

         (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

         WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan");

         WHEREAS, Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

         WHEREAS, the Bank wishes to amend the Plan to remove certain language concerning g participants who terminate employment and defer the distribution of Plan benefits;

         NOW, THEREFORE, the Plan shall be amended as follows:

         Effective January 1, 1994, the last sentence of Section 10.4 (a) is hereby deleted in its entirety.

         IN WITNESS WHEREOF, Commonwealth Savings Bank has caused these presents to be duly executed this 13 day of December 1994.


Attest:                               COMMONWEALTH SAVINGS BANK


/s/ LEROY D. TODD, JR.                By: /s/ CHARLES H. MEACHAM
- ----------------------------              ----------------------
Leroy D. Todd, Jr. Secretary              Charles H. Meacham,
                                          President


                 ComNet Mortgage Services, Inc., hereby acknowledge this Amendment No. 1 to the plan this 13 day of December, 1994.

Attest:                               COMNET MORTGAGE SERVICES, INC.

/s/ FRANK E. PLENSKOFSKI              By:RUSSELL I. WAKAL
- -------------------------                -----------------
Frank E. Plenskofski,                    Russell I. Wakal.
Secretary                                President

                                AMENDMENT NO. 2
                                     TO THE
                           COMMONWEALTH SAVINGS BANK
                           VOLUNTARY INVESTMENT PLAN

          (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

                 WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan");

                 WHEREAS, Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

                 WHEREAS, the Bank wishes to amend the Plan to specifically exclude severance pay from the definition of "Compensation" under the Plan and to revise the definition of "Testing Compensation" to comply with the requirements of OBRA '93;

                 NOW, THEREFORE, effective January 1, 1994, the Plan shall be amended as follows:

        1. The first sentence of Section 1.9 of the Plan is hereby deleted in its entirety and replaced by the following:

        "Compensation" shall mean the total wages or salary actually payable to an Employee by the Bank for any period (prior to any reduction for Tax-Sheltered Contributions under the Plan or for contributions made by salary reduction, pursuant to the Participant's election, to a cafeteria plan maintained by the Bank under Code Section 125(c)), excluding severance payments, and including bonus, overtime, incentive, or other extra pay; provided, however, that "Compensation" shall exclude all bonuses paid on or after January 1, 1990, including bonuses paid under the Management by Objective Program.

        2. Subsection (l) of Section 5.1 of the Plan is hereby deleted in its entirety and replaced by the following:

        (l) "Testing Compensation" shall mean Limitation Compensation received while an Eligible Participant plus all amounts that are not currently includible in the Eligible Participant's gross income by reason of the application of Code Section 125, Section 402(a)(8),
        Section 402(h)(1)(B), or Section 403(b). With respect to Plan Years beginning after December 31, 1988 and before January 1, 1994, the "Testing Compensation" of any

        Eligible Participant for any Plan Year shall not exceed $200,000 multiplied by the Adjustment Factor. For Plan Years beginning on and after January 1, 1994, the "Testing Compensation" of any Eligible Participant taken into account under the Plan shall not exceed $150,000 multiplied by the Adjustment Factor. In determining the Testing Compensation of an Eligible Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Eligible Participant and any lineal descendants of the Eligible Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the above limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Testing Compensation as determined under this subsection (1) prior to the application of the limitation.

                 IN WITNESS WHEREOF, Commonwealth Savings Bank has caused these presents to be duly executed this 23rd day of February, 1995.


Attest:                                     COMMONWEALTH SAVINGS BANK


/s/ LEROY D. TODD, JR.                      By:/s/ CHARLES H. MEACHAM
- ------------------------------                 -----------------------------
Leroy D. Todd, Jr., Secretary                  Charles H. Meacham, President



         ComNet Mortgage Services, Inc., hereby acknowledges this Amendment No. 2 to the Plan this 23rd day of February, 1995.

Attest:                                     COMNET MORTGAGE SERVICES, INC.


/s/ THEODORE AICHER                         By: /s/ RUSSELL I. WAKAL
- ------------------------------                  -----------------------------
Theodore Aicher, Secretary                      Russell I. Wakal President

                                AMENDMENT NO. 3
                                     TO THE
                           COMMONWEALTH SAVINGS BANK
                           VOLUNTARY INVESTMENT PLAN

                 (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

                 WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan");

                 WHEREAS Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

                 WHEREAS, the Bank wishes to amend the Plan to remove the exclusion of part-time employees from participation under the Plan;

                 NOW, THEREFORE, effective July 1, 1995, the Plan shall be amended as follows:

         1. The definition of "Part-Time Employee" at Section 1.18 of the Plan is hereby deleted in its entirety and the remaining sections in Article 1 of the Plan are hereby renumbered accordingly.

         2. The second sentence of subsection (a) of Section 2.5 of the Plan is hereby deleted in its entirety.

         3. The introductory paragraph of Section 3.2 of the Plan is hereby deleted in its entirety and replaced by the following:

         "Any other Employee of the Bank (except for any Leased Employee) shall be eligible to participate in the Plan in accordance with the following rules:"

                 IN WITNESS WHEREOF, Commonwealth Savings Bank has caused these presents to be duly executed this 23rd day of May, 1995.



Attest:                              COMMONWEALTH SAVINGS BANK


/s/ LEROY D. TODD, JR.               By:/s/ CHARLES H. MEACHAM
- -----------------------------           ----------------------
Leroy D. Todd, Jr., Secretary           Charles H. Meacham,
                                        President

                 ComNet Mortgage Services, Inc., hereby acknowledges this Amendment No. 3 to the Plan this 23rd day of May, 1995.


Attest:                         COMNET MORTGAGE SERVICES, Inc.


/s/ THEODORE AICHER             By:/s/ RUSSELL I. WAKAL
- --------------------------         ---------------------------
Theodore Aicher, Secretary         Russell I. Wakal,
                                   President

                                AMENDMENT NO. 4
                                     TO THE
                           COMMONWEALTH SAVINGS BANK
                           VOLUNTARY INVESTMENT PLAN

          (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

                 WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan");

                 WHEREAS, Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

                 WHEREAS, on or about July 29, 1995 the Bank will purchase the assets of certain of the branches of Fidelity Federal and as of that date will employ certain former Fidelity Federal employees;

                 WHEREAS, the Bank desires to amend the Plan to count prior service with Fidelity Federal for former Fidelity Federal employees hired by the Bank on or about July 29, 1995 for purposes of Years of Eligibility Service under the Plan and to provide that the former Fidelity Federal employees who meet the eligibility requirements as of October 1, 1995 will become participants in the Plan as of October 1, 1995;

                 WHEREAS, the Bank desires to amend the Plan to include language allowing for rollovers into the Plan from other eligible plans.

                 NOW, THEREFORE, effective August 1, 1995, the Plan shall be amended as follows:


                 1. Section 1.1 of the Plan shall be deleted in its entirety and replaced with the following:

           "Section 1.1 "Accrued Benefit" shall mean the total of the amounts credited to a Participant's Tax-Sheltered Account, Supplemental Account, Bank Account, and Rollover Account."

                 2. New Section Section 1.23 and 1.24 are added to the Plan and the remaining Sections in Article 1 of the Plan are hereby renumbered accordingly:

           "Section 1.23 "Rollover Account" shall mean the account established and maintained pursuant to Section 4.6 to which the Rollover Contributions made by an Employee are allocated.

           Section 1.24 "Rollover Contributions" shall mean the rollover contributions made by an Employee."

                 3. Section 2.3(a) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

           "Notwithstanding the foregoing, for each Employee of the Bank who was an employee of Fidelity Federal immediately prior to the acquisition of certain branches of Fidelity Federal by the Bank and who is in the active employ of the Bank on August 1, 1995, Hours of Service with Fidelity Federal shall be taken into account for purposes of determining such Employee's Years of Eligibility Service hereunder."


                 4. Section 3.3 of the Plan shall be amended by adding a new sentence to the end thereof as follows:

           "Notwithstanding the foregoing, an Employee of the Bank who was an employee of Fidelity Federal immediately prior to the acquisition of certain branches of Fidelity Federal by the Bank and who is in the active employ of the Bank on October 1, 1995 shall become a Participant as of October 1, 1995, provided such Employee has met the eligibility requirements of Section 3.2."


                 5. Section 4.6 of the Plan shall be deleted in its entirety and replaced with the following:

           "Section 4.6 Rollover Contributions. An Employee, with the prior approval of the Administrator, may contribute to the Trust any property which either is (i) a direct transfer of an eligible rollover distribution under Code Section 401(a)(31); (ii) rolled over by the Employee after his receipt of such amount from a plan qualified under Code Section 401(a); or (iii) rolled over from a "conduit" Individual Retirement Account (as defined in Code Section
           408) established by the Employee upon his receipt of such amount from a plan qualified under Code

           Section 401(a) (provided, however, that any amount rolled over to the Plan qualifies as an "eligible rollover distribution" as defined by Code Section 402 at the time of the rollover). The amount of cash or the fair market value of any other property transferred to the Trust pursuant to this Section shall be credited to the Employee's Rollover Account as of the Valuation Date next following such transfer or rollover.

                 An Employee who wishes to roll over property pursuant to clause (ii) or (iii) above must do so no later than 60 days after receiving a distribution from the distributing plan or Individual Retirement Account.

                 An Employee who has not satisfied the participation requirements of Article III shall be permitted to make a Rollover Contribution to the Plan, subject to the approval of the Administrator, provided that the Administrator has determined that such rollover or transfer meets the requirements of this Section. The Administrator shall establish a Rollover Account, as applicable, for any such Employee, in accordance with the provisions of this Section. In no event shall such Employee become eligible to have Tax-Sheltered Contributions made on his behalf or to receive allocations of Qualified Nonelective Contributions prior to fulfilling the eligibility requirements of Article III and any other requirements for such contributions under the Plan. "

                 6. Section 6.2 of the Plan shall be deleted in its entirety and replaced with the following:

           "Section 6.2 Separate Accounts. The Trustees shall establish and maintain for each Participant four separate accounts, and shall apportion the amounts allocated to the Participant's account among these accounts in the following manner:

                      Bank Account:  That portion of a Participant's account
                 allocated to his Subaccount A as of December 31, 1988, together with any earnings and appreciation thereon, shall be apportioned to his Bank Account.

                      Tax-Sheltered Account:  That portion of a Participant's
                 account allocated to his Subaccount B as of December 31, 1988, plus all Tax-Sheltered Contributions made by the Bank on behalf of the Participant, and any Qualified Nonelective Contributions which are allocated to the Participant's

                 Tax-Sheltered Account under Section 5.3, together with any earnings and appreciation thereon, shall be apportioned to his Tax-Sheltered Account.

                      Supplemental Account:  That portion of a Participant's
                 account allocated to his Subaccount C as of December 31, 1988, together with any earnings and appreciation thereon, shall be apportioned to his Supplemental Account.

                      Rollover Account:  That portion of a Participant's
                 account consisting of Rollover Contributions made by an Employee under Section 4.6, together with any earnings and appreciation thereon, shall be apportioned to his Rollover Account.


                 7. The first sentence of Section 8.2(a) of the Plan shall be deleted in its entirety and replaced with the following:

           "By filing a form prescribed by the Administrator with the Administrator no later than December 15, March 15, June 15 or September 15 of each Plan Year, a Participant may direct that the Tax-Sheltered Contributions, Qualified Non-Elective Contributions and Rollover Contributions which are credited to his account after the last business day of the February, May, August or November, respectively, which immediately follows such election, be apportioned to the Certificate of Deposit Fund, the Growth Fund, the Ginnie Mae Portfolio Fund, the Commonwealth Common Stock Fund, or (to the extent permitted in the last sentence of this subsection
           (a)) the Universal Life Insurance Fund, or in part to each such Fund in multiples of 10 percent."


                 8. The second sentence of Section 9.2 of the Plan shall be deleted in its entirety and replaced with the following:

           "In making such allocations as of a Valuation Date, the Trustees shall exclude from consideration any Tax-Sheltered Contributions, Qualified Nonelective Contributions and Rollover Contributions allocated to such Fund with respect to the calendar quarter ending on such Valuation Date, but shall include any additions to a Participant's account in such Fund during the calendar quarter resulting from an investment reapportionment under Section 8.2(b)."

                 9. Section 10.1 of the Plan shall be deleted in its entirety and replaced with the following:

           "Section 10.1 Vesting in Tax-Sheltered, Supplemental, Bank and Rollover Accounts. A Participant's right to receive after separation from service that part of his Accrued Benefit which has been apportioned to his Tax-Sheltered, Supplemental, Bank and Rollover Accounts shall be nonforfeitable (vested) at all times.


                 10. Section 11.1 of the Plan shall be deleted in its entirety and replaced with the following:

           Section 11.1 Withdrawals from Supplemental Account and Rollover Account. A Participant may, by written application to the Administrator, elect to withdraw all or any portion of his Accrued Benefit apportioned to his Supplemental Account and his Rollover Account.


                 11. The opening paragraph of Section 11.2 of the Plan shall be deleted in its entirety and replaced with the following:

           "A Participant in the service of the Bank who has withdrawn the total amount of his Accrued Benefit apportioned to his Supplemental Account and Rollover Account which he may withdraw under Section 11.1, and who has not attained age 59-1/2, may, by written application filed with the Administrator, make a hardship withdrawal of all or any portion of his Accrued Benefit apportioned to his Tax-Sheltered and Bank Accounts, subject to the following rules:"

                 12. The first sentence of Section 11.3 of the Plan shall be deleted in its entirety and replaced with the following:

           "A Participant who has withdrawn the total amount of his Accrued Benefit apportioned to his Supplemental Account and Rollover Account which he may withdraw under Section 11.1, and who has attained age 59-1/2, may elect to withdraw all or any portion of his Accrued Benefit apportioned to his Tax-Sheltered and Bank Accounts."

                 IN WITNESS WHEREOF, Commonwealth Savings Bank has caused this Amendment No. 4 to be duly executed this 26th day of June, 1995.


Attest:                           COMMONWEALTH SAVINGS BANK



/s/ LEROY D. TODD, JR.            By:/s/ CHARLES H. MEACHAM
- ------------------------------       ------------------------------
Leroy D. Todd, Jr., Secretary        Charles H. Meacham,
                                     President

                 ComNet Mortgage Services, Inc., hereby acknowledges this Amendment No. 4 to the Plan this 26th day of June, 1995.


Attest:                           COMNET MORTGAGE SERVICES, INC.


/s/ THEODORE AICHER               By:/s/ RUSSELL I. WAKAL
- ------------------------------       ----------------------------
Theodore Aicher, Secretary           Russell I. Wakal,
                                     President

                               AMENDMENT NO. 5
                                    TO THE
                          COMMONWEALTH SAVINGS BANK
                          VOLUNTARY INVESTMENT PLAN

          (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

                 WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan (the "Plan");

                 WHEREAS, Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

                 WHEREAS, the Bank desires to amend the Plan in order to reflect the transition to a daily valuation environment on January 1, 1996, to provide that participants can change contribution elections and investment elections daily and to allow for loan applications at any time.

                 NOW, THEREFORE, effective as of the Plan's conversion to a daily valuation environment on or about January 1, 1996, the Plan is hereby amended as follows:

                 1. Section 1.32 of the Plan (as renumbered pursuant to Amendment No. 4) shall be deleted in its entirety and replaced with the following:


         "Valuation Date shall mean the last business day of each calendar quarter and, for purposes of Section 8.2(c), May 31, 1993; provided, however, that effective January 1, l996, Valuation Date shall mean any date on which the stock market is open."


                 2. Section 4.3(b) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

         "Effective on January 1, 1996, a Participant may change the percentage of his Tax-Sheltered Contributions at any time during the Plan Year."


                 3. Section 4.3(c) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

         "Effective on January 1, 1996, any election, change or discontinuance under this Section 4.3 shall be made via telephonic direction or in accordance with such procedure as may be established by the Administrator and communicated to Participants."


                 4.   Section 8.1 shall be amended in its entirety as follows:

         "The Trustee shall maintain within the Trust such Funds as the Bank may direct the Trustee in writing to so maintain for the investment of Participants' Accounts. The Bank shall notify Participants and Beneficiaries of the Funds as may be available for investment of Accounts under the Plan.

         "The Trustees may hold, as part of the assets of each Fund, such amounts in cash or short-term marketable securities as they, or the Administrator, may reasonably deem necessary for the current operation of the Plan.

         "Income from, and net proceeds from sales of, assets in each such Fund shall be reinvested in the same Fund, except that after June 30, 1990, income from, and net proceeds from sales of, assets in the Universal Life Insurance Fund shall be invested in other Funds in the manner stated in Section 8.2(a). Brokerage commissions, transfer taxes, other charges and expenses in connection with the purchase and sale of assets held in each Fund, and any income or other taxes payable with respect to each Fund shall be charged to such Fund."

                 5. Section 8.2 of the Plan shall be amended to treat each reference to "the Certificate of Deposit Fund, the Growth Fund, the Ginnie Mae Portfolio Fund, the Commonwealth Common Stock Fund or the Universal Life Insurance Fund" as references to Funds available for investment direction under the Plan, which shall be available for investment direction pursuant to rules established by the Administrator and communicated to Participants and Beneficiaries.

                 6. Section 8.2(a) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

         "Notwithstanding the foregoing, effective on January 1, 1996, via telephonic direction or in accordance with such procedure as may be established by the Administrator and communicated to Participants, at any time during the Plan Year, a Participant may direct that the Tax-Sheltered

         Contributions which are credited to his account subsequent to his election, be apportioned to Funds available for investment direction under the Plan in multiples of 5 percent."


                 7. Section 8.2(b) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

         "Notwithstanding the foregoing, effective on January 1, 1996, a Participant may direct that the amounts credited to his account be reapportioned, in whole or in part, in multiples of 5 percent, to Funds available for investment direction under the Plan, via telephonic direction or in accordance with such procedure as may be established by the Administrator and communicated to Participants, at any time during the Plan Year. The transfer of amounts to be reapportioned shall take place as near as administratively practicable to the date of the redirection election."

                 8. The first sentence of Section 11.6(a) of the Plan shall be amended by deleting said sentence in its entirety and replacing it with the following:

         "Effective on January 1, 1996, a Participant in the service of the Bank (and, effective for loans granted or renewed after October 18, 1989, a terminated Participant, or a beneficiary who is a party in interest to the Plan under ERISA Section 3(14)) may apply in writing at any time during the Plan Year, to the Administrator for a loan from his account in the Plan, provided the Participant has repaid in full any previous loan to him from the Plan."

                 9. Section 11.6(b) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

         "Notwithstanding the foregoing, upon receipt of a proper application filed on or after January 1, 1996, the Administrator shall direct the Trustee to make a loan as near as administratively practicable after the date the loan application is filed, provided such loan meets the requirements of this Section 11.6."

                 10. Notwithstanding the foregoing amendments, however, it is understood that the Administrator may impose a temporary freeze an transfers and withdrawals to effectuate the change to a daily valuation system.

                 IN WITNESS WHEREOF, Commonwealth Savings Bank has caused this Amendment No. 5 to be duly executed this, 22nd day of January, 1996.


Attest:                         COMMONWEALTH SAVINGS BANK


/s/ LEROY D. TODD, JR.          By:/s/ CHARLES H. MEACHAM
- -----------------------------      ---------------------------
Leroy D. Todd, Jr., Secretary      Charles H. Meacham,
                                   President



                 ComNet Mortgage Services, Inc., hereby acknowledges this Amendment No. 5 to the Plan this 22 day of January, 1996.


Attest:                         COMNET MORTGAGE SERVICES, INC.


/s/ THEODORE AICHER             By:/s/ PATRICK J. WARD
- --------------------------         ----------------------
Theodore Aicher, Secretary         Patrick J. Ward,
                                   Acting President

                                AMENDMENT NO. 6
                                     TO THE
                           COMMONWEALTH SAVINGS BANK
                           VOLUNTARY INVESTMENT PLAN

          (As Amended and Restated Effective as of January 1, 1994)
- --------------------------------------------------------------------------------

                 WHEREAS, Commonwealth Savings Bank (the "Bank") maintains the Commonwealth Savings Bank Voluntary Investment Plan ("the Plan");

                 WHEREAS, Section 17.1 of the Plan provides that, subject to certain inapplicable limitations, the Bank may amend the Plan at any time;

                 WHEREAS, on or about June 28, 1996 certain of the branches of Meridian Bank will be merged with the Bank and as of that date the Bank will employ certain former Meridian Bank Employees;

                 WHEREAS, the Bank desires to amend the Plan to count prior service with Meridian Bank for former Meridian Bank employees hired by the Bank on or about June 28, 1996 for purposes of Years of Eligibility Service under the Plan and to provide that the former Meridian Bank employees who meet the eligibility requirements as of July 1, 1996 will become participants in the Plan as of July 1, 1996;

                 NOW, THEREFORE, effective June 11, 1996, the Plan shall be amended as follows:

                 1. Section 2.3(a) of the Plan shall be amended by adding a new sentence to the end thereof as follows:

           "Notwithstanding the foregoing, for each Employee of the Bank who was an employee of Meridian Bank immediately prior to the acquisition of certain branches of Meridian Bank by the Bank and who is in the active employ of the Bank on June 28, 1996, Hours of Service with Meridian Bank as recognized by Meridian Bank as of such date shall be taken into account for purposes of determining such Employee's Years of Eligibility Service hereunder."

                 2. Section 3.3 of the Plan shall be amended by adding a new sentence to the end thereof as follows:

           "Notwithstanding the foregoing, an Employee of the Bank who was an employee of Meridian Bank immediately prior to the acquisition of certain branches of Meridian Bank by the Bank and who is in the active employ of the Bank on June 28, 1996 shall become a Participant as of July 1, 1996, provided such Employee has met the eligibility requirements of Section 3.2."

                 IN WITNESS WHEREOF, Commonwealth Savings Bank has caused this Amendment No. 6 to be duly executed this 11th day of June, 1996.


Attest:                          COMMONWEALTH SAVINGS BANK



/s/ LEROY D. TODD, JR.           By:/s/ CHARLES H. MEACHAM
- -------------------------------     ----------------------------
Leroy D. Todd, Jr., Secretary       Charles H. Meacham,
                                    President


                 ComNet Mortgage Services, Inc., hereby acknowledges this Amendment No. 6 to the Plan this 11th day of June 1996.

Attest:                          COMNET MORTGAGE SERVICES, INC.



/s/ THEODORE AICHER              By:/s/ PETER A. KEHOE
- -------------------------------     ---------------------------
Theodore Aicher, Secretary          Peter A. Kehoe,
                                    President





                                     -3-